UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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Copart, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4665 Business Center Drive
Fairfield, California 94534
(707) 639-5000

November 14, 2011

Dear Shareholder:

You are cordially invited to attend the 2011 Annual Meeting of Shareholders of Copart, Inc. to be held on Wednesday, December 14, 2011, at 9:00 a.m., Central time, at Copart’s offices located at 13747 Montfort Drive, Suite 310, Dallas, Texas 75240. Directions to the annual meeting are included on page 67 of this proxy statement. The formal Notice of Annual Meeting of Shareholders and Proxy Statement are attached.

At this year’s annual meeting, our shareholders will be asked to:

•	elect the seven nominees for director named in the proxy statement to hold office until our 2012 annual meeting of shareholders or until their respective successors are duly elected and qualified;

•	vote for Copart’s reincorporation from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary;

•	vote, on an advisory basis, regarding the compensation of our named executive officers for the fiscal year ended July 31, 2011, as set forth in the proxy statement;

•	vote, on an advisory basis, on the frequency of a shareholder vote on executive compensation; and

•	ratify the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2012.

Your vote is important. Whether or not you plan to attend the annual meeting, it is important that your shares be represented, and we hope you will vote as soon as possible. Please vote promptly by mailing a completed proxy card in the enclosed return envelope (which is postage prepaid if mailed in the United States). Please remember to sign and date your card. If you hold shares of our common stock through a broker, bank, or other nominee holder, please follow the voting instructions provided. You may be able to vote by telephone or over the Internet. Returning the proxy card or voting electronically does not deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

Thank you for your ongoing support of Copart. We look forward to seeing you at our 2011 Annual Meeting.

Sincerely,

WILLIS J. JOHNSON
Chairman

This notice of our annual meeting of shareholders, proxy statement, proxy card, and 2011 annual report are being distributed and made available on or about November 14, 2011.

COPART, INC.
4665 Business Center Drive
Fairfield, California 94534
(707) 639-5000

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

Time and Date	9:00 a.m., Central time, on Wednesday, December 14, 2011
Place	Copart’s offices located at 13747 Montfort Drive, Suite 310, Dallas, Texas 75240
Items of Business
•  To elect the seven nominees for director named in this proxy statement to hold office until our 2012 annual meeting of shareholders or until their respective successors are duly elected and qualified.
• To vote on Copart’s reincorporation from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary.
• To vote, on an advisory basis, regarding the compensation of our named executive officers for the fiscal year ended July 31, 2011, as set forth in this proxy statement.
• To vote, on an advisory basis, on the frequency of a shareholder vote on executive compensation.
• To ratify the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2012.
• To transact any other business that may properly come before the 2011 Annual Meeting.

Adjournments and Postponements
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Copart shareholder of record as of the close of business on the record date, October 31, 2011.
Meeting Admission
You are entitled to attend the annual meeting only if you were a Copart shareholder as of the close of business on the record date or otherwise hold a valid proxy for the annual meeting. If you are not a shareholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to the record date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.
Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

Annual Report
Our 2011 annual report is enclosed with these materials as a separate booklet. You may also access our 2011 annual report by visiting www.investorvote.com/CPRT. Our 2011 annual report is not a part of the proxy solicitation materials.

Voting
Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “Questions and Answers About the Proxy Materials and Annual Meeting” beginning on page 1 of this proxy statement, or your proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON WEDNESDAY, DECEMBER 14, 2011: The notice of annual meeting, proxy statement, proxy card and 2011 annual report are available by visiting www.investorvote.com/CPRT.

PROXY STATEMENT
FOR 2011 ANNUAL MEETING OF SHAREHOLDERS
TABLE OF CONTENTS

(i)

PROPOSAL NUMBER FIVE — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39
General	39
Vote Required	39
Recommendation of our Board of Directors	39
Auditor Fees and Services	39
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm	40
Report of the Audit Committee	40
EXECUTIVE OFFICERS	42
EXECUTIVE COMPENSATION	44
Compensation Discussion and Analysis	44
REPORT OF THE COMPENSATION COMMITTEE	52
Summary Compensation Table	53
Grants of Plan-Based Awards	55
Outstanding Equity Awards	56
Option Exercises	57
Pension Benefits	57
Potential Post-Employment Payments upon Termination or Change in Control	57
Equity Compensation Plan Information	58
RELATED PERSON TRANSACTIONS	60
Related Person Transactions	60
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	63
SECURITY OWNERSHIP	64
OTHER MATTERS	66
Other Matters	66
Adjournment of the 2011 Annual Meeting	66
Annual Report	66

(ii)

COPART, INC.
4665 Business Center Drive
Fairfield, California 94534

PROXY STATEMENT
For the Annual Meeting of Shareholders
To Be Held December 14, 2011

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the proxy card or voting by telephone or over the Internet. We have designated our Chief Executive Officer, A. Jayson Adair, and our Senior Vice President, General Counsel and Secretary, Paul A. Styer, to serve as proxies for the annual meeting.

Why am I receiving these materials?

We are providing these proxy materials in connection with the solicitation by our board of directors of proxies to be voted at our annual meeting of shareholders, which will take place on Wednesday, December 14, 2011 at 9:00 a.m., Central time, at Copart’s offices located at 13747 Montfort Drive, Suite 310, Dallas, Texas 75240. Directions to the annual meeting are included on page 67 of this proxy statement. As a shareholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement.

This proxy statement and the accompanying proxy card, notice of annual meeting, and voting instructions are being mailed starting November 14, 2011 to all shareholders of record entitled to vote at the annual meeting.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and most highly paid executive officers, our corporate governance policies, information on our board of directors, and certain other required information. We use several abbreviations in this proxy statement. The term “proxy materials” means this proxy statement as well as our proxy card and our 2011 annual report to shareholders. References to “fiscal year” refer to our fiscal year beginning on August 1 of the prior year and ending on July 31 of the year stated.

What items of business will be voted on at the annual meeting?

The items of business scheduled to be voted on at the annual meeting are as follows:

•	The election of the seven nominees for director named in this proxy statement to hold office until our 2012 annual meeting of shareholders or until their respective successors are duly elected and qualified.

•	To vote on Copart’s reincorporation from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary.

•	To vote, on an advisory basis, regarding the compensation of our named executive officers for the fiscal year ended July 31, 2011, as set forth in this proxy statement.

•	To vote, on an advisory basis, on the frequency of a shareholder vote on executive compensation.

•	The ratification of the selection by the audit committee of our board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2012.

We will also transact any other business that may properly come before the annual meeting.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“FOR” each of the seven nominees for director named in this proxy statement.

•	“FOR” the reincorporation of Copart from California to Delaware by means of a merger with and into a wholly-owned Delaware subsidiary.

•	“FOR,” on an advisory basis, the compensation of our named executive officers for the fiscal year ended July 31, 2011.

•	“FOR” once every year in the vote for the frequency for advisory votes on executive compensation.

•	“FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the 2012 fiscal year.

What shares can I vote?

Each share of our common stock issued and outstanding as of the close of business on October 31, 2011, the record date for our annual meeting, is entitled to vote on all items being considered at the annual meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the shareholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, or other nominee. On the record date, we had _______ shares of common stock issued and outstanding.

How many votes am I entitled to per share?

For all matters described in this proxy statement for which your vote is being solicited, each holder of shares of common stock is entitled to one vote for each share of common stock held by such holder as of the record date.

Am I entitled to cumulate my votes at the annual meeting?

Under California law and our bylaws in connection with the election of directors, each shareholder may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder as of the record date, or such shareholder may distribute such number of votes on the same principle among as many candidates as the shareholder chooses. Votes cannot be cast for more than the number of candidates to be elected. No shareholder will be entitled to cumulate votes for a candidate unless such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to the commencement of voting of the shareholder’s intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been properly nominated.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Many Copart shareholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the shareholder of record, and these proxy materials were sent directly to you by Copart. As the shareholder of record, you have the right to grant your voting proxy directly to our designated proxies or to vote in person at the annual meeting. We have enclosed or sent a proxy card for you to use with the printed proxy materials delivered to you. You may also vote on the Internet or by telephone, as described below under the heading “How can I vote my shares without attending the annual meeting?” and on your proxy card.

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, or other similar organization, you are considered the beneficial owner of shares held in street name, and the notice of annual meeting, proxy statement, and 2011 annual report were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares, and you are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you are a beneficial owner and do not wish to vote in person or you will not be attending the annual meeting, you may vote by following the instructions provided by your broker or other nominee.

How can I contact Copart’s transfer agent?

You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at (877) 282-1168, by facsimile at (781) 575-3605 or by writing Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021. You may also access instructions with respect to certain shareholder matters (e.g., lost share certificates, change of address) via the Internet at www.computershare.com.

How can I attend the annual meeting?

You are entitled to attend the annual meeting only if you were a Copart shareholder as of the record date or you hold a valid proxy for the annual meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement on or prior to October 31, 2011, together with a copy of the voting instruction card provided by your broker, bank, or nominee, or other similar evidence of ownership.

If you do not comply with the procedures outlined above, you may not be admitted to the annual meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the proxy card or, if you vote by telephone or Internet, by indicating your plans when prompted.

Will the annual meeting be webcast?

We do not expect to webcast the annual meeting.

How can I vote my shares in person at the annual meeting?

Shares held in your name as the shareholder of record may be voted by you in person at the annual meeting. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker, bank, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the annual meeting?

By Mail

Complete, sign and date the enclosed proxy card or voting instruction card and return it in the return envelope provided (which is postage prepaid if mailed in the United States). If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by our board of directors.

If you are a shareholder of record and the prepaid envelope is missing, please mail your completed proxy card to our principal executive offices located at 4665 Business Center Drive, Fairfield, California 94534, attention: Paul A. Styer.

If you are a beneficial owner of shares, you should have received a proxy card and voting instructions with these proxy materials from your broker, bank or other nominee holder of record. Simply complete and mail the proxy card provided to the address provided by your broker, bank or other nominee holder of record.

You may still attend the annual meeting in person even if you have already voted by proxy.

By Telephone or on the Internet

If you are a shareholder of record, you may vote by following the telephone or Internet voting instructions on your proxy card.

If you are a beneficial owner of shares, your broker, bank or other holder of record may make telephone or Internet voting available to you. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other nominee holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive.

Can I change my vote or revoke my proxy?

You may change your vote at any time prior to the taking of the vote at the annual meeting. If you are the shareholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above under the subheading “How can I vote my shares without attending the annual meeting?” (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our corporate secretary at Copart, Inc., 4665 Business Center Drive, Fairfield, California 94534, Attn: Paul A. Styer, prior to your shares being voted, or (iii) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

Is there a list of shareholders entitled to vote at the annual meeting?

The names of shareholders of record entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters located at 4665 Business Center Drive, Fairfield, California 94534, by contacting our corporate secretary.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Copart or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

How many shares must be present or represented to conduct business at the annual meeting?

The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of the issued and outstanding shares of common stock be present in person or represented by proxy. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker, bank or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. If there is no quorum, a majority of the votes present at the annual meeting may adjourn the meeting to another date.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Discretionary Voting Allowed?
Election of directors	Plurality of the shares entitled to vote	No
Reincorporation from California to Delaware	Majority of the outstanding shares	No
Advisory Vote on Executive Compensation	Majority of the shares present or represented by proxy and voting and majority of the shares necessary to constitute a quorum to transact business at the annual meeting	No
Advisory Vote on the Frequency of the Shareholder Vote on Executive Compensation	Plurality of the shares entitled to vote	No
Ratification of Ernst & Young LLP	Majority of the shares present or represented by proxy and voting and majority of the shares necessary to constitute a quorum to transact business at the annual meeting	Yes

If you are a beneficial owner, your broker, bank or other nominee holder of record is permitted to vote your shares on the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm, even if the record holder does not receive voting instructions from you. Due to recent rule changes, however, your broker, bank, or other nominee holder of record does not have discretionary authority to vote on the election of directors without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on this matter. This represents a change from prior years when brokers, banks and other nominee holders of record had discretionary voting authority in the election of directors. In addition, discretionary voting is not allowed with respect to the proposals seeking approval of the reincorporation of Copart from California to Delaware, the advisory votes on executive compensation and the frequency for seeking such an advisory shareholder vote. Accordingly, if you are a beneficial owner, it is particularly important that you provide your instructions for voting your shares on the election of directors, the reincorporation from California to Delaware and the two advisory compensation proposals to your broker, bank, or other nominee holder of record.

Election of Directors

The nominees receiving the highest number of affirmative “FOR” votes of the shares entitled to be voted at the annual meeting will be elected as directors. You may vote “FOR” or “WITHHOLD” for each director nominee. A properly executed proxy marked “WITHHOLD” with respect to the election of a director will not be voted with respect to such director although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Reincorporation from California to Delaware

The affirmative “FOR” vote of a majority of our outstanding shares is required to approve the reincorporation of Copart from California to Delaware. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes are deemed to be votes cast and have the same effect as a vote against the proposal.

Advisory Vote on Executive Compensation

The affirmative “FOR” vote of each of (i) a majority of the shares present or represented by proxy and voting at the annual meeting and (ii) a majority of the shares necessary to constitute a quorum to transact business at the annual meeting, is required to approve, on an advisory basis, the compensation awarded to our named executive officers for the fiscal year ended July 31, 2011. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal if the number of affirmative votes cast for the proposal is a majority of the votes cast but does not constitute a majority of the shares necessary to constitute a quorum to transact business at the annual meeting.

Advisory Vote on the Frequency of the Shareholder Vote on Executive Compensation

The choice of frequency that receives the highest number of affirmative “FOR” votes of the shares represented and voting at the annual meeting will be considered the advisory vote of our shareholders. You may vote “FOR” one year, “FOR” two years, “FOR” three years, or “ABSTAIN.” A properly executed proxy marked “ABSTAIN” with respect to the frequency of the shareholder vote on executive compensation will not be voted with respect to such proposal although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will not affect on the outcome of this proposal.

Ratification of Ernst & Young LLP

The affirmative “FOR” vote of each of (i) a majority of the shares present or represented by proxy and voting at the annual meeting and (ii) a majority of the shares necessary to constitute a quorum to transact business at the annual meeting, is required to ratify the selection by our audit committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2012. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal if the number of affirmative votes cast for the proposal is a majority of the votes cast but does not constitute a majority of the shares necessary to constitute a quorum to transact business at the annual meeting.

What happens if additional matters are presented at the annual meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, A. Jayson Adair and Paul A. Styer, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our board of directors.

Who will count the votes?

A representative of our transfer agent, Computershare Trust Company, N.A., will tabulate the votes and act as inspector of election.

Who will bear the cost of soliciting votes for the annual meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. We have retained Innisfree M&A Incorporated (New York) to assist in the solicitation of proxies at an estimated cost to us of $15,000. In addition, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication, by our directors, officers, and employees. None of those directors, officers or employees will receive any additional compensation for such solicitation activities. We may also reimburse brokerage firms, banks, and other nominee holders of record for the cost of forwarding proxy materials to beneficial owners.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. We will also disclose voting results on a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (SEC) within four business days after the annual meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What is “householding” and how does it affect me?

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we deliver only one copy of the annual report and proxy statement to multiple shareholders who share the same address and have the same last name, unless we have received contrary instructions from an affected shareholder. This procedure reduces our printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to receive separate proxy cards.

We will deliver, promptly upon written or oral request, a separate copy of the 2011 annual report and the proxy statement to any shareholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the 2011 annual report and/or proxy statement, you may write to or call Copart’s Investor Relations Department at 4665 Business Center Drive, Fairfield, California 94534, telephone (707) 639-5000. Any such request should be made promptly in order to ensure timely delivery. Any shareholders of record who (i) share the same address and currently receive multiple copies of our annual report and proxy statement and (ii) wish to receive only one copy of these materials per household in the future may contact our Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?

Requirements for Shareholder Proposals to be Considered for Inclusion in Copart’s Proxy Materials

Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of shareholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a shareholder proposal to be considered for inclusion in our proxy statement for our 2012 annual meeting of shareholders, our corporate secretary must receive the written proposal at our principal executive offices not later than August 16, 2012; provided, however, that in the event that we hold our 2012 annual meeting of shareholders more than 30 days from the one-year anniversary date of the 2011 annual meeting, we will disclose the new deadline by which shareholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Copart, Inc.
Attn: Corporate Secretary
4665 Business Center Drive
Fairfield, California 94534

The submission of a shareholder proposal does not guarantee that it will be included in Copart’s proxy statement or proxy.

Requirements for Shareholder Proposals to be Brought Before the 2012 Annual Meeting

Our current bylaws also establish an advance notice procedure for shareholders who wish to present a proposal before an annual meeting of shareholders, but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors with respect to such meeting, (ii) otherwise properly brought before the meeting by or at the direction of our board of directors, or (iii) properly brought before the meeting by a shareholder of record entitled to vote at the annual meeting who has delivered timely written notice to our corporate secretary, which notice must contain the information specified in our bylaws. To be timely for our 2012 annual meeting of shareholders, our corporate secretary must receive the written notice at our principal executive offices:

•	not earlier than July 17, 2012, and

•	not later than the close of business on August 16, 2012.

If our reincorporation to Delaware is approved, as discussed in Proposal Number Two below, our bylaws that will be in effect following the reincorporation will provide for an advanced notice procedure for stockholders that, to be timely, our corporate secretary must receive the written notice at our principal executive offices:

•	not earlier than August 31, 2012, and

•	not later than the close of business on September 30, 2012.

In addition, under our bylaws that will be in effect if our reincorporation is approved, in the event that we hold our 2012 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2011 annual meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the later of the following two dates:

•	the 90th day before such annual meeting: or

•	the 10th day following the day on which public announcement of the date of such meeting is first made.

If a shareholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our Nominating and Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors, and should be directed to the corporate secretary of Copart at the address set forth above. For additional information regarding shareholder recommendations for director candidates, see “Corporate Governance and Board of Directors” under the subheading “Director Nomination Process” in this proxy statement.

In addition, our bylaws permit shareholders to nominate directors for election at an annual meeting of shareholders. To nominate a director, the shareholder must provide the information required by our bylaws. In addition, the shareholder must give timely notice to our corporate secretary in accordance with our bylaws, which, in general, require that the notice be received by our corporate secretary within the time period described above under “Requirements for Shareholder Proposals to be Brought Before the 2012 Annual Meeting” for shareholder proposals.

Availability of Bylaws

A copy of our current bylaws may be obtained free of charge by written request to our Investor Relations department c/o Copart, Inc., 4665 Business Center Drive, Fairfield, California 94534.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Board of Directors Composition, Meetings, and Board Committees

Our board of directors is currently comprised of seven members. Our bylaws permit our board to establish the authorized number of directors within a range from five to nine members, and seven directors are currently authorized. If we are incorporated in Delaware, we will maintain the same variable board size and will continue to have seven directors.

All directors elected at an annual meeting are elected to serve from the time of election and qualification until the earlier of the next annual meeting of shareholders following such election or their resignation or removal. At each annual meeting of shareholders, the terms of each of our incumbent directors expire and all members of our board of directors are elected.

Fiscal 2011 Board Meetings

During fiscal 2011, our board of directors held four meetings. Each of our directors attended or participated in 75% or more of the meetings of our board of directors, and 75% or more of the meetings held by all committees of our board of directors on which he served during the past fiscal year.

Board Leadership Structure

Our board of directors believes that it is important to retain its flexibility to allocate the responsibilities of the positions of the chairman of our board and chief executive officer in a way that it believes is in our best interests. Currently, the roles of chairman of our board and chief executive officer have been separated by our board of directors. Willis J. Johnson is our executive chairman, and A. Jayson Adair is our chief executive officer. Our board believes that the separation of the offices of chairman and chief executive officer is appropriate at this time because it allows our chief executive officer to focus primarily on our business strategy, operations, and corporate vision while the chairman provides guidance to the chief executive officer, sets the agenda for board meetings, and presides over meetings of the full board. Our board’s administration of risk oversight has not affected its leadership structure.

Director Independence

Of our incumbent directors, Messrs. Blunt, Cohan, Englander, Meeks, and Smith have each been determined by our board to be an “independent director” as that term is defined under the rules of the NASDAQ Global Select Market, Inc., or NASDAQ.

Our board of directors has not established categorical standards or guidelines to make director independence determinations but considers all relevant facts and circumstances. Our board based its determinations primarily on a review of the responses of the directors to questions regarding employment and compensation history, affiliations, family and other relationships, and on discussions with our directors. In making its independence determinations, our board considered transactions between us and entities associated with the directors or members of their immediate family. All identified transactions that appear to relate to us and a person or entity with a known connection to a director are presented to our board of directors for consideration. In making its determination that certain directors are independent, our board of directors considered the transactions in the context of the NASDAQ rules, the standards established by the SEC for members of audit committees, and the SEC and Internal Revenue Service standards for compensation committee members.

Oversight of Risk Management

Our board of directors’ role in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks.

Our board’s role in risk oversight is consistent with our board’s leadership structure, with the chief executive officer and other members of senior management having responsibility for assessing and managing our risk exposure and our board and committees providing oversight in connection with those efforts. While our board has the ultimate oversight responsibility for our risk management policies and processes, the committees of our board also have responsibility for risk oversight with respect to certain matters.

Our audit committee oversees management of financial risk exposures, including the integrity of our accounting and financial reporting processes and controls. As part of this responsibility, our audit committee meets periodically with our independent auditors, our internal auditors, and our financial and accounting personnel to discuss significant financial risk exposures and the steps management has taken to monitor, control, and report these exposures. Additionally, our audit committee reviews significant findings prepared by our independent auditors together with management’s responses as well as significant findings of our internal auditors. Our audit committee also oversees risk associated with related party transactions and business conduct compliance.

Our compensation committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and employee compensation generally. Our management has reviewed with our compensation committee the compensation plans and programs that could have a material impact on us. The management review considered whether any of these plans or programs may encourage inappropriate risk-taking, whether any plan may give rise to risks that are reasonably likely to have a material adverse effect on us, and whether our management would recommend any changes to the plans. Our management also reviewed with our compensation committee risk-mitigating controls such as the degree of compensation committee and senior management oversight of each program and the level and design of internal controls over such programs.

Our nominating and governance committee oversees risks associated with our overall governance practices and the leadership structure of our board. Our board is kept informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full board.

Board Committees

During fiscal 2011, our board of directors maintained standing audit, compensation, and nominating and governance committees. Each committee has a written charter, approved by our board of directors, outlining the principal responsibilities of the committee. Copies of the current committee charters are available in the Corporate Governance section of the Investor Relations page on our website at www.copart.com.

As of October 31, 2011, the record date for the annual meeting, our board committees were comprised as follows:

Director Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Matt Blunt	—	—	Ö
Steven D. Cohan	Chair	Ö	Ö
Daniel J. Englander	Ö	Chair	Chair
Thomas W. Smith	Ö	Ö	Ö

As discussed under the caption “Director Not Standing for Re-Election” in Proposal Number One below, in September 2011, Thomas W. Smith announced that he would not stand for re-election at the annual meeting. Following the annual meeting, our board committees will be comprised as follows:

Director Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Matt Blunt	Ö	—	Ö
Steven D. Cohan	Chair	Ö	—
Daniel J. Englander	Ö	Chair	Chair
James E. Meeks	—	—	Ö

Only directors deemed to be “independent” (see below) serve on the audit, compensation, or nominating and governance committees. However, our board may create special committees from time to time and our current employee directors or those deemed not to be independent under applicable rules and guidelines may be appointed to serve on those special committees, as our board may determine.

Audit Committee. Our audit committee is primarily responsible for (i) reviewing and approving the services performed by our independent registered public accounting firm, (ii) reviewing our consolidated financial statements, and (iii) reviewing reports concerning our accounting practices and systems of internal accounting procedures and controls. The purposes of our audit committee are, among other things, to:

•	oversee our accounting and financial reporting processes and audits of our consolidated financial statements;

•	assist our board in overseeing and monitoring: (i) the integrity of our consolidated financial statements; (ii) our accounting policies and procedures; (iii) our compliance with legal and regulatory requirements; (iv) our independent auditor’s qualifications, independence, and performance; (v) our disclosure controls and procedures; and (vi) our internal controls;

•	provide our board with the result of its monitoring and any recommendations derived from such monitoring;

•	provide our board with additional information and materials as our audit committee may determine to be necessary to make our board aware of significant financial matters requiring board attention; and

•	function as our qualified legal compliance committee for the purposes of reviewing and discussing any reports concerning material violations submitted to it by our attorneys or our outside counsel.

Our audit committee held five meetings in fiscal 2011. Our audit committee acts under a written charter adopted and approved by our board of directors, which charter can be found at http://www.copart.com/c2/pdf/audit_cc.pdf.

We believe that all former and current members of our audit committee were and are “independent directors” as contemplated by the NASDAQ rules and the rules of the SEC relating to audit committee independence. Our board of directors has designated Mr. Cohan, the chairman of the committee, as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K promulgated by the SEC. This designation is a disclosure requirement of the SEC and does not impose upon Mr. Cohan any duties, obligations, or liabilities greater than that which would otherwise be imposed by virtue of his membership on our board or audit committee. In addition, this designation does not affect the duties, obligations, or liabilities of any other director or audit committee member. Our board of directors has determined that each audit committee member has sufficient knowledge in reading and understanding financial statements to serve on our audit committee.

Compensation Committee. Our compensation committee is generally responsible for, among other things, (i) reviewing and approving our compensation policies and (ii) setting the compensation levels for those executive officers and senior managers who report directly to our president and whose compensation is not otherwise established pursuant to employment agreements reviewed or approved by our board of directors. Our compensation committee held seven meetings in fiscal year 2011. Our compensation committee acts under a written charter adopted and approved by our board of directors, which charter can be found at http://www.copart.com/c2/pdf/compensation_cc.pdf.

We believe that all former and current members of our compensation committee were and are (i) “independent directors” as contemplated by NASDAQ rules, (ii) “outside directors” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

Nominating and Governance Committee. Our board of directors established the nominating and governance committee to ensure that our board is properly constituted to meet its fiduciary obligations to shareholders and that we have and follow appropriate governance standards. The committee is authorized to assist our board by identifying prospective director nominees, to select the director nominees for the next annual meeting of shareholders and to develop and recommend to our board governance principles applicable to us. Our nominating and governance committee held one meeting in fiscal year 2011. Our nominating and governance committee acts under a written charter adopted and approved by our board of directors, which charter can be found at http://www.copart.com/c2/pdf/nominating_governance_cc.pdf.

We believe that all former and current members of our nominating and governance committee were and are (i) “independent directors” as contemplated by NASDAQ rules, (ii) “outside directors” as defined in Section 162(m) of the Code, and (iii) “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee was, at any time during fiscal 2011, an officer or employee of Copart or any of our subsidiaries, and no member of our compensation committee had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC. No interlocking relationship, as described by the SEC, currently exists or existed during fiscal 2011 between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.

Director Nomination Process

In recommending candidates for election to our board of directors, our nominating and governance committee considers nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. Our nominating and governance committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of our board of directors. Evaluations of candidates generally involve a review of the background materials, internal discussions, and interviews with selected candidates as appropriate. Although our nominating and governance committee does not have a formal policy on diversity, it believes that diversity is an important consideration in the composition of our board, and it seeks to include board members with diverse backgrounds and experiences. Upon selection of a qualified candidate, our nominating and governance committee recommends the candidate for consideration by our full board of directors. To recommend a prospective nominee for our nominating and governance committee’s consideration, submit the candidate’s name and qualifications to our secretary in writing to the following address: Copart, Inc., Attn: Paul A. Styer, Secretary, 4665 Business Center Drive, Fairfield, California 94534. When submitting candidates for nomination to be elected at our annual meeting of shareholders, shareholders must also follow the advance notice procedures for shareholder nominees and provide the information required by our bylaws.

Our nominating and governance committee believes the following minimum qualifications must be met by a nominee for a position on our board:

•	the highest personal and professional ethics and integrity;

•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	skills complementary to those of our existing board of directors;

•	the ability to assist and support management and make significant contributions to our success; and

•	an understanding of the fiduciary responsibilities required of a member of our board and the commitment of time and energy necessary to diligently carry out those responsibilities.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance at shareholder meetings, our directors are encouraged to attend the annual meeting of shareholders. Six of our directors attended our 2010 annual meeting of shareholders.

Shareholder Communications with our Board of Directors

Our board of directors recommends that shareholders who wish to communicate directly with our board should do so in writing. Our board of directors has approved the following procedure for shareholders to communicate with our directors. Mail can be addressed to directors in care of Copart, Inc., 4665 Business Center Drive, Fairfield, California 94534, attention: General Counsel. All mail received will be logged in, opened and screened for security purposes. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to our directors at the next scheduled board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the chairman of our nominating and governance committee. Mail addressed to the “Board of Directors” will be forwarded or delivered to the chairman of our board. Our General Counsel may decide in the exercise of his or her judgment whether a response to any shareholder communication is necessary.

This procedure does not apply to shareholder proposals submitted pursuant to our bylaws and Rule 14a-8 of the Exchange Act, as discussed in this proxy statement under the caption “What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?”

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Our directors play a critical role in guiding our strategic direction and overseeing our management. In connection therewith, our non-employee directors are eligible to receive cash and equity compensation. Each non-employee director receives an annual director’s fee of $50,000, payable in quarterly installments. Mr. Cohan, who serves as chairman of our audit committee, receives an additional annual fee of $10,000, pro-rated quarterly. The cash compensation paid to our non-employee directors has remained the same since August 1, 2006. In addition to cash compensation, each non-employee director is eligible to receive an annual option grant of shares under our 2007 Equity Incentive Plan, which grant generally takes place immediately following the annual meeting of shareholders each year. Newly appointed non-employee directors are awarded an initial grant of shares at the time of appointment and are not eligible for an additional grant until the fiscal year following their appointment. The directors are also eligible for reimbursement of reasonable and necessary expenses incurred in connection with their attendance at board and committee meetings.

The following table presents information relating to total compensation paid or accrued for services rendered to us in all capacities by our non-employee directors for the fiscal year ended July 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Matt Blunt	50,000	205,626	255,626
Steven D. Cohan	60,000	205,626	265,626
Daniel J. Englander	50,000	205,626	255,626
James E. Meeks	50,000	205,626	255,626
Thomas W. Smith	50,000	205,626	255,626

(1)	Amounts shown represent the aggregate grant date fair values of awards of stock options granted in fiscal 2011, which were computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation, as amended, without regard to estimated forfeitures, or, with respect to re-priced options, the incremental fair value as computed in accordance with FASB ASC Topic 718. There can be no assurances that the amounts disclosed will ever be realized. Assumptions used in the calculation of these amounts are included in Note 1, “Summary of Significant Accounting Policies — Stock Compensation” to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2011.

As of July 31, 2011, the end of our 2011 fiscal year, the aggregate number of stock options outstanding for each non-employee director was as follows:

Name	Aggregate Number of Shares Underlying Options
Matt Blunt	50,000
Steven D. Cohan	130,000
Daniel J. Englander	100,000
James E. Meeks	142,084
Thomas W. Smith	80,000

On December 2, 2010, our board of directors approved the grant of stock options to purchase 20,000 shares of our common stock under the 2007 Equity Incentive Plan to each of Messrs. Blunt, Cohan, Englander, Meeks, and Smith as part of their annual board compensation for fiscal 2011, at an exercise price of $33.12 per share, which was the closing price of our common stock on the NASDAQ Global Select Market on the date of grant. Fifty percent (50%) of the shares subject to each option vest 12 months from the date of grant with the remaining shares vesting 1/24th each month thereafter, such that the options will be fully vested two years from the date of grant. Vesting of the options may accelerate if any successor corporation does not assume the options in the event of a change in control.

In addition, on September 22, 2011, our board of directors exercised its discretion pursuant to the terms of our 2007 Equity Incentive Plan to accelerate the vesting of all unvested shares of our common stock subject to options held by Mr. Smith, effective upon the termination of his membership on our board. As of September 22, 2011, Mr. Smith held options to acquire 80,000 shares of our common stock, of which 22,500 were otherwise unvested. In addition, our board approved amendments to outstanding option agreements with Mr. Smith to extend the period in which he will be able to exercise his stock options until the earlier of the fifth anniversary of Mr. Smith’s termination as a director or the date the option would otherwise have terminated by its terms assuming he had continued to serve as a member of our board.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS

General

One of the purposes of our annual meeting is to elect directors to hold office until the 2012 annual meeting of shareholders or until their respective successors are elected and have been qualified. At each annual meeting of shareholders, the terms of each of our incumbent directors expire and all members of our board of directors are elected. Our bylaws permit our board to establish the authorized number of directors within a range from five to nine members. Seven directors are currently authorized.

Nominees

Our nominating and governance committee has nominated the seven individuals listed below for election as directors. All of the nominees for election at the annual meeting are currently our directors with the exception of Vincent W. Mitz. As discussed under the caption “Director Not Standing for Re-Election” below, Thomas W. Smith is not standing for re-election, and Mr. Mitz is standing for election for the directorship position currently held by Mr. Smith. All of the nominees were approved by our nominating and governance committee. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote all submitted proxies FOR the seven nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. Directors must be elected by a plurality of the votes cast at the annual meeting. Accordingly, the seven candidates receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting will be elected to our board of directors.

Each of the following nominees is currently one of our directors, except for Vincent W. Mitz. Please see “Biographical Information” below for information concerning each of the following directors standing for election.

Name	Age	Position	Director Since
Willis J. Johnson	64	Chairman of the Board	1982
A. Jayson Adair	42	Chief Executive Officer and Director	1992
Matt Blunt	40	Director	2009
Steven D. Cohan	50	Director	2004
Daniel J. Englander	42	Director	2006
James E. Meeks	62	Director	1996
Vincent W. Mitz	48	President	N/A

Biographical Information

Willis J. Johnson, founder of Copart, has, since January 2004, served as chairman of our board of directors. From 1982 until February 2010, he also served as our chief executive officer. Mr. Johnson also served as our president from 1986 until 1995. Mr. Johnson was an officer and director of U-Pull-It, Inc. (UPI), a self-service auto dismantler, which he co-founded, from 1982 through September 1994. Mr. Johnson sold his entire interest in UPI in September 1994.

Mr. Johnson has over 30 years of experience in owning and operating auto dismantling companies and has overseen our growth from a single salvage facility in California to 154 salvage facilities in the United States, the United Kingdom, and Canada. As such, he brings to our board significant institutional history as well as extensive knowledge of the industry and our operations.

A.  Jayson Adair has served as our chief executive officer since February 2010. From November 1996 to February 2010, he served as our president. From 1995 until 1996, Mr. Adair served as our executive vice president. From 1990 until 1995, Mr. Adair served as our vice president of sales and operations, and from 1989 to 1990, Mr. Adair served as our manager of operations.

Mr. Adair’s significant knowledge and understanding of our company and our businesses together with his extensive experience managing crucial aspects of our business provide our board with significant insight into our businesses and operations.

Matt Blunt served as the Governor of the State of Missouri from 2005 to 2009. Prior to serving as governor of Missouri, Mr. Blunt served as a member of the Missouri General Assembly from 1999 through 2001 and as Missouri’s Secretary of State from 2001 through his inauguration as governor in 2005. Since leaving the office of governor of the State of Missouri, Mr. Blunt has served as a senior advisor to government affairs and financial firms. Since February 2011, Mr. Blunt has served as the president of the American Automobile Policy Council, which represents the public policy interests of Chrysler Group, LLC, Ford Motor Company, and General Motors Company. He is a 1993 graduate of the United States Naval Academy and received four Navy and Marine Corps Achievement Medals during his military service as well as numerous other awards.

Mr. Blunt brings to our board extensive experience in government and public policy as a result of his service as the Governor of Missouri, a member of the Missouri General Assembly, and his military training. As such, he provides our board with a unique and broad perspective on the issues we face.

Steven D. Cohan has served as the chief executive officer and president and as a director of Loco Ventures, Inc., a privately held manufacturer of food products in Northern California, since 1997. From 1992 to 1994, he served as our vice president of finance and principal accounting officer and, from 1994 to 1996, he served as our vice president of corporate development. He holds an M.B.A. from the University of San Francisco and a B.A. in Economics from the University of California, Los Angeles. He is a certified public accountant.

Mr. Cohan brings to our board of directors a deep understanding of accounting principles and financial reporting rules and regulations. He acquired this knowledge in the course of serving as our principal accounting officer and his training as a certified public accountant.

Daniel J. Englander is managing partner of Ursula Investors, an investment management firm that he founded in May 2004. In addition, since 2007, Mr. Englander has served as a director of America’s Car-Mart, Inc., an automotive retailer based in Bentonville, Arkansas; and he served as a director of Ambassadors International, a cruise ship operator based in Seattle, Washington from 2009 through May 2011. From October 1994 until January 2004, Mr. Englander was employed as an investment banker with Allen & Company, a New York-based merchant bank, serving as a Managing Director from September 2002 until his departure. He holds a B.A. from Yale University.

Mr. Englander’s background in investment management and finance enables him to be a valuable resource to our board and to our company with respect to financial and business issues.

James E. Meeks served as our chief operating officer from 1992, when he joined us concurrent with our purchase of South Bay Salvage Pool, until 2007. Mr. Meeks also served as our executive vice president from 1996 until his retirement in 2007 and as senior vice president from 1995 to 1996. From 1986 to 1992, Mr. Meeks, together with his family, owned and operated the South Bay Salvage Pool. Mr. Meeks was also an officer, director and part owner of CAS & Meeks, Inc., a towing and subhauling service company, which he operated from 1991 to 2001. On August 1, 2007, Mr. Meeks relinquished the titles and responsibilities of executive vice president and chief operating officer, and he retired from employment with us on December 31, 2007.

With over 30 years of experience in vehicle dismantling business and extensive experience in the subhauling business as well as his knowledge of our businesses and operations, Mr. Meeks brings to our board deep understanding of many aspects of the salvage market.

Vincent W. Mitz has served as our president since February 2010. From August 2007 to February 2010, Mr. Mitz served as our executive vice president. From May 1995 until July 2007, Mr. Mitz served as our senior vice president of marketing. Previously, Mr. Mitz was employed by NER Auction Systems from 1981 until its acquisition by Copart in 1995. At NER, Mr. Mitz held numerous positions, most recently as Vice President of Sales and Operations for NER’s New York region from 1990 to 1993 and Vice President of Sales & Marketing from 1993 to 1995.

Mr. Mitz’s significant understanding of our business, operations, and strategy provides our board with significant insight into our business and operations.

There are no family relationships among any of our directors or executive officers, except that A. Jayson Adair is the son-in-law of Willis J. Johnson.

Required Vote

The seven director nominees receiving the highest number of affirmative votes of the shares entitled to be voted at the annual meeting, either in person or by proxy, will be elected as directors at the annual meeting.

Recommendation of our Board of Directors

Our board of directors unanimously recommends that shareholders vote FOR the election of the seven nominees listed above.

* * * * *

Director Not Standing for Re-Election

In September 2011, Thomas W. Smith announced that he would not stand for re-election at the annual meeting. Mr. Smith has served as a member of our board of directors since 2007. Our board of directors, management, and founders wish to thank Mr. Smith for his support and dedication to Copart. Mr. Smith is senior partner of Prescott Investors, a private investment firm that he founded in 1973. Mr. Smith received his undergraduate degree from Miami University in Oxford, Ohio and his master’s degree in economics from the University of California at Berkeley. From October 2004 to March 2010, Mr. Smith served on the board of directors of Prepaid Legal Services, Inc., a publicly traded company. He also served on the board of directors of SEI Investments Co., a publicly traded company, from May 2004 to December 2008.

Mr. Smith has over 30 years of investing experience and has been involved in the development of various business enterprises. As such, Mr. Smith provides our board with extensive experience and knowledge with respect to transactions and financing in the public company context and corporate governance experience based on his experience as a director of other public companies.

* * * * *

PROPOSAL NUMBER TWO

REINCORPORATION OF COPART, INC. FROM CALIFORNIA TO DELAWARE

What is the reincorporation proposal?

In February 2011, we announced our intention to move our corporate headquarters from Fairfield, California, in the San Francisco Bay area, to a location in or near Dallas, Texas. We have commenced the relocation process and currently anticipate that it will be completed by July 31, 2012, the end of our 2012 fiscal year. Once completed, nearly all of our management, administrative, and strategic decision-making functions will take place outside California. Our California activities will be limited to a West Coast operations center based in Fairfield and the operation of local salvage yards in California. In light of these changes in how and where we operate our business, our board of directors has unanimously approved the reincorporation of Copart from California to Delaware and recommends that shareholders vote in favor of the reincorporation. Absent a reincorporation, California law would continue to govern the internal affairs of Copart even though our headquarters and most of our operations would be located outside the state.

Why is Copart relocating to Texas?

When we went public as a California corporation in 1994, our business involved conducting live on-site auctions at our salvage yards, and California was our largest single market. In the nearly eighteen intervening years, our business has changed dramatically as a result of technological advances and a strategy of expanding our business in new markets through acquisitions or opening of new “greenfield” sites. Today, we operate 154 salvage yards at locations throughout the United States, Canada, and the United Kingdom. Although we continue to operate our individual salvage locations for vehicle storage and delivery, we now conduct all auctions on-line using proprietary technologies, and our buyer base has expanded to a worldwide market.

Our decision to move to Texas reflects in part the changing nature of our business over the last two decades, in particular its more expansive geographic scope. We believe the move offers Copart and its shareholders numerous strategic advantages intended to improve the efficiency of our operations, lower costs, and maintain and improve customer service. Being headquartered in Dallas will provide us with a more central location to access sites throughout North America and to access our largest insurance company customers, most of whom are based on the East Coast or in the Midwest. Texas also offers a geographic advantage relative to California in accessing our operations in Europe. Finally, we believe it will offer us the ability to lower our general and administrative costs while maintaining efficient customer service through new regional operating centers based in Hartford, Connecticut, Dallas, Texas, and Fairfield, California.

Why did our board of directors choose Delaware over other jurisdictions?

We believe that Delaware is the preferred domicile for most major American corporations. According to the Delaware Secretary of State, over 50% of all public corporations and approximately 63% of all Fortune 500 corporations are incorporated under Delaware law.

Choice of state domicile is important because state corporate law governs the internal affairs of a corporation. Management and boards of directors of corporations look to state law — and judicial interpretations of state law — to guide their decision-making on many key issues, including determining appropriate governance policies and procedures, ensuring that boards satisfy their fiduciary obligations to shareholders, and evaluating key strategic alternatives for the corporation, including mergers, acquisitions, and divestitures.

Given the importance of these issues, our board of directors believes that the most important criterion in comparing jurisdictions is the existence of a highly developed and predictable corporate law that will guide management and our board in addressing the complex and varied decisions faced by public companies. We believe that no other jurisdiction in the United States satisfies this criterion to the same extent as Delaware. In particular, relative to our current domicile in California or a domicile in any other state, we believe Delaware will offer us greater predictability and clarity due to several characteristics that are unique to the state:

•	Well Developed Body of Case Law. Given Delaware’s long history as the preferred domicile for corporations in the United States, its judicial case law provides a breadth and depth of guidance that no other state can readily offer. We believe this substantial body of case law will provide our board and advisors with critical precedents on which they can rely for decision-making. In the absence of judicial interpretations in their own jurisdictions, boards and management of non-Delaware corporations often look to Delaware for guidance, with the hope — yet without assurance — that their own courts will follow Delaware precedents.

•	Substantial Judicial Infrastructure with Corporate Law Expertise. The Delaware Court of Chancery is a specialized court in equity that regularly hears cases brought under the Delaware Corporations Code. Cases are heard before one of five judges, the “chancellor” or one of four “vice chancellors,” each of whom regularly oversees litigation involving Delaware corporations. The chancellor and vice chancellors of the Delaware Court of Chancery have national reputations and are generally considered to be experts in corporate law and governance. The Delaware Court of Chancery operates under rules of court that are intended to ensure litigation of disputes in a timely and effective way, keeping in mind the timelines and constraints of business decision-making and market dynamics. The appellate process on decisions emanating from the Court of Chancery is similarly streamlined, and the justices of Delaware appellate courts tend to have substantial background in corporate cases because of the relatively higher volume of these cases in the Delaware courts. In contrast, cases brought under other state corporate laws tend to be brought and proceed in regular state courts or, if federal jurisdiction exists, in federal court. These courts hear many different types of cases, and the cases may be heard before judges or juries with limited corporate law experience. In comparison to Delaware, the cases are likely to proceed relatively slowly through trial and the appellate process, and these courts often produce outcomes that are inconsistent from court to court.

•	Legislative & Administrative Commitment to Keeping Delaware Code Modern and Adaptable. Not surprisingly given the importance of the State of Delaware’s corporations infrastructure, the Delaware legislature is recognized for being responsive to the changing legal and business needs of corporations and maintaining a modern and up-to-date Delaware Corporations Code. In addition, the Delaware Secretary of State is particularly flexible, highly experienced, and responsive in its administration of the filings required for mergers, acquisitions, and other corporate transactions.

How will corporate governance at Copart change as a result of the reincorporation?

We do not expect any material changes in our approach to corporate governance as a result of the merger. In connection with its consideration and approval of our reincorporation, our board of directors reviewed our existing governance structure — the combination of legal requirements and policies that govern the relationships among our corporation, our management, our board of directors, and our shareholders. In several areas, California law imposes statutory requirements that do not exist in Delaware but that a Delaware corporation may elect to implement. Our board of directors recognizes that our existing governance structure has served us well for nearly twenty years as a public company. Accordingly, our board determined, in connection with the reincorporation, to maintain certain key provisions of our governance structure even though they would not be required under Delaware law:

•	Shareholder Ability to Call Special Shareholders’ Meeting. As required by California law, a holder of ten percent or more of our outstanding stock may call a special meeting of shareholders. Delaware law does not impose a similar requirement, but we have elected to implement this right as part of our Delaware certificate of incorporation and in our Delaware bylaws.

•	Shareholder Power to Act by Written Consent. Under our California charter documents, shareholders may act by written consent with respect to any action that could otherwise be taken at a meeting of shareholders. Stockholders of our Delaware corporation will also have this right under our certificate of incorporation and bylaws.

•	Cumulative Voting. Our shareholders may currently cumulate votes in the election of directors. Although the default provision under Delaware law would not provide stockholders with cumulative voting rights, we will preserve the right to cumulative voting as part of the certificate of incorporation of the Delaware corporation.

•	Board Size. Absent shareholder approval, California law authorizes a board to increase or decrease its size only within a fixed variable range. Our permitted range is currently five to nine, and we currently have seven directors. Although Delaware law sets no limitations on our board’s ability to determine its size, our Delaware bylaws provide for a board with a variable range of five to nine, consistent with the California corporation.

How will the reincorporation affect Copart’s shareholder rights plan? How will you address antitakeover provisions of Delaware law?

Our board of directors has elected to terminate our existing shareholder rights plan in connection with the reincorporation. In connection with the merger transaction described below, our shareholders will receive an equivalent number of shares of common stock of the new Delaware corporation but will not receive the preferred stock right currently held by shareholders pursuant to the rights agreement. We will terminate the rights agreement by accelerating its expiration.

Separately, we have elected to “opt out” of Section 203 of the Delaware Corporations Code, sometimes referred to as the Delaware antitakeover statute. Section 203 restricts for three years certain business combinations with interested stockholders, generally a person who acquires fifteen or more percent of our outstanding voting stock. As indicated, we will not be subject to Section 203 of Delaware law.

How will the reincorporation be implemented?

Subject to shareholder approval at the annual meeting and certain other conditions, the reincorporation will be implemented under the terms of a merger agreement providing for us to merge into a newly formed wholly-owned subsidiary incorporated in the State of Delaware. We sometimes refer to this subsidiary, which will be the surviving corporation in the reincorporation merger, as “CPRT Delaware.” We sometimes refer to the existing company incorporated in California as “CPRT California.” After the reincorporation, our name will remain Copart, Inc.

Shareholders are urged to read this proposal carefully, including all of the related exhibits referenced below and attached to this proxy statement, before voting on the reincorporation. The following discussion summarizes material provisions of the reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger, or merger agreement, that will be entered into by CPRT California and CPRT Delaware in substantially the form attached to this proxy statement as Exhibit A, the Certificate of Incorporation of CPRT Delaware, or Delaware Certificate, to be effective immediately following the reincorporation in substantially the form attached to this proxy statement as Exhibit B, and the Bylaws of CPRT Delaware, or Delaware Bylaws, to be effective immediately following the reincorporation in substantially the form attached to this proxy statement as Exhibit C. Copies of our current articles of incorporation as filed in California, or California Articles, and our current bylaws, or California Bylaws, are filed publicly as exhibits to our periodic reports with the Securities and Exchange Commission and are also available for inspection at our principal executive offices. We will send shareholders a copy of these documents free of charge. Shareholders may write to us at Copart, Inc., Attention: Corporate Secretary, 4665 Business Center Drive, Fairfield, California 94534 or telephone us at (707) 639-5000.

What are the differences between the charters and bylaws of CPRT California and CPRT Delaware? What are material differences between Delaware law and California law?

The following table compares the charters and bylaws of CPRT California and CPRT Delaware, as well as certain provisions of California law and Delaware law. The comparison summarizes the important differences but is not intended to list all differences. It is qualified in its entirety by reference to the respective charter and bylaws and the respective laws of the States of California and Delaware. Shareholders are encouraged to read the Delaware Certificate, the Delaware Bylaws, the California Articles, and the California Bylaws in their entirety. The Delaware Bylaws and Delaware Certificate are attached to this proxy statement, and the California Bylaws and California Articles are filed publicly as exhibits to our periodic reports.

Provision	CPRT California	CPRT Delaware
Authorized Shares	180,000,000 shares of Common Stock, no stated par value 5,000,000 shares of Preferred Stock, no stated par value	180,000,000 shares of Common Stock, par value $0.0001 per share 5,000,000 shares of Preferred Stock, par value $0.0001 per share

Bylaw Amendments
Our California Bylaws may be amended by the board or by the affirmative vote or written consent of holders of a majority of outstanding shares entitled to vote; provided, however, that the indefinite number of directors may be changed, or a definite number fixed without provision for an indefinite number, only upon the vote or written consent of a majority of the outstanding shares entitled to vote.

Our Delaware Bylaws may be amended by the board or by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class.

Restrictions on Transactions with Interested Shareholders	No restrictions.
No restrictions. CPRT Delaware will “opt-out” of section 203 of the Delaware General Corporation Law. Under section 203, subject to certain exceptions, including approval of the board of directors, a Delaware corporation may not engage in a business combination with an interested stockholder for three years following the date that the stockholder becomes an interested stockholder. Section 203 makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant stockholders, more difficult.

Shareholder Ability to Call Special Shareholders’ Meetings
Consistent with California law, our California Bylaws provide that the following persons may call a special meeting of shareholders: (i) the board; (ii) the president; (iii) the chairman of the board; and (iv) one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

The Delaware Charter and the Delaware Bylaws provide that the following persons may call a special meeting of stockholders: (i) a majority of the total number of the authorized directors whether or not there exist any vacancies in previously authorized directorships; (ii) the chief executive officer; (iii) the chairman of the board; and (iv) the holders of at least 10% of the total voting power of all issued and outstanding shares of capital stock of the corporation entitled to vote generally in the election of the board of directors.

Provision	CPRT California	CPRT Delaware
Shareholder Action by Written Consent
Our California Bylaws permit shareholder action by written consent if signed by holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Consistent with our California Bylaws, the Delaware Certificate and the Delaware Bylaws permit stockholder action by written consent if signed by the holders of record on the record date of outstanding shares of the corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

In addition, our California Bylaws, consistent with California law, provide that directors may not be elected by written consent except by unanimous written consent of all outstanding shares entitled to vote for the election of directors.

Consistent with our California Bylaws, the Delaware Bylaws provide that directors may not be elected (or removed) by written consent except by unanimous written consent of all outstanding shares entitled to vote for the election of directors.

Change in Number of Directors	Our California Bylaws provide that the number of directors will not be less than five nor more than nine, and the exact number is currently fixed at seven.	Our Delaware Bylaws provide that the number of directors will not be less than five nor more than nine, and immediately following the reincorporation, the number will be seven.

Cumulative Voting
Our California Articles and the California Bylaws have not eliminated cumulative voting, which is the default provision under California law unless a listed corporation eliminates the right to cumulate votes.

Delaware law does not require cumulative voting, but we will opt-in to cumulative voting in director elections in connection with the reincorporation by providing for cumulative voting rights in the Delaware Certificate.

Vote Required to Approve Merger or Sale of Company
Except in limited circumstances, California law requires the affirmative vote of a majority of the outstanding shares entitled to vote in order to approve a merger of the corporation or a sale of substantially all the assets of the corporation, including, in the case of a merger, the affirmative vote of each class of outstanding stock. Our California Articles do not include super-majority voting requirements.

Delaware law requires the affirmative vote of a majority of the outstanding shares entitled to vote to approve a merger of the corporation or a sale of substantially all the assets of the corporation, except in limited circumstances, but the certificate may provide for super-majority voting in connection with these transactions. Our Delaware Certificate does not include any such super-majority voting requirements.

Provision	CPRT California	CPRT Delaware
Shareholder Proposal Notice Provisions
Our California Bylaws provide that shareholder proposals may be properly brought before an annual meeting if the shareholder has delivered written notice to our secretary not less than 90 days nor more than the 120 days before the one-year anniversary date of the date on which we first mailed our proxy materials for our immediately preceding annual meeting of shareholders. The notice shall state the following: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of the shareholder proposing such business; (iii) the class and number of shares of Copart that are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) any other information that is required to be provided by the shareholder in his or her capacity as a proponent of a shareholder proposal.

The Delaware Bylaws provide that stockholder proposals may be properly brought before an annual meeting if the stockholder has delivered written notice to our secretary not less than 45 days nor more than 75 days before the one-year anniversary date of the date on which we first mailed our proxy materials for our immediately preceding annual meeting of stockholders. The notice shall state the following: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class, series, and number of shares of Copart that are owned, directly or indirectly, beneficially and of record by each such party, including, without limitation, all other ownership related rights required to be set forth by the Delaware Bylaws; (iv) any material interest in such business of the stockholder and the beneficial owner, if any, on whose half the proposal is made; (v) any other information relating to each party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitations of proxies; and (vi) a statement whether or not each such party will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of Copart required under applicable law to carry the proposal.

Provision	CPRT California	CPRT Delaware
Shareholder Advance Notice of Director Nominees
Our California Bylaws provide that nominations of persons for election to our board of directors may be made by any shareholder of Copart entitled to vote in the election of directors at the meeting, by delivery of written notice (by the shareholder) to our secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of the day on which the notice of the date of our prior year’s annual meeting was mailed. The notice shall set forth the following with respect to each nominee: (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of Copart that are beneficially owned by such person; (iv) any other information relating to such person that would be required by law to be disclosed in solicitations of proxies for election of directors; and (v) such person’s written consent to being named as a nominee and to serving as a director if elected. The notice shall also set forth the following with respect to the shareholder giving notice: (i) the name and address, as they appear on our books, of such shareholders; (ii) the class and number of shares of Copart that are beneficially owned by such shareholder; and (iii) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such persons) relating to the nomination.

The Delaware Bylaws provide that nominations of persons for election to our board of directors may be made by any stockholder of record entitled to vote at the meeting, by delivery of written notice to our secretary not less than 45 days nor more than 75 days prior to the one-year anniversary of the day on which the notice of the date of our prior year’s annual meeting was mailed. The notice shall set forth the following with respect to each nominee: (i) all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act; and (ii) such person’s written consent to serve as a director if elected. The notice shall also set forth the following with respect to the stockholder giving notice: (i) the name and address of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; (ii) the class, series, and number of shares of the corporation that are owned, directly or indirectly, beneficially and of record by each such party, including, without limitation, all other ownership related rights required to be set forth by the Delaware Bylaws; (iii) any other information relating to each party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitations of proxies; and (vi) a statement whether or not each such party will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the corporation reasonably believed by the stockholder or beneficial owner, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated.

Classified Board	Our California Articles do not provide for a classified board.	The Delaware Certificate does not provide for a classified board.

Provision	CPRT California	CPRT Delaware
50/90 Rule Restriction on Cash Mergers
Under California law, a merger may not be consummated for cash if the purchaser owns more than 50% but less than 90% of the then outstanding shares of the California corporation being acquired unless either (i) all the shareholders consent, which is not practical for a public company or (ii) the California Commissioner of Corporations approves the merger.
Delaware law does not have a provision similar to the 50/90 rule in California.

The 50/90 rule may make it more difficult for an acquiror to make an all cash acquisition that is opposed by a corporation’s board of directors. Specifically, the 50/90 rule encourages an acquiror making an unsolicited tender offer to either tender for less than 50% of the outstanding shares or more than 90% of the outstanding shares. A purchase by the acquiror of less than 50% of the outstanding shares does not allow the acquiror to gain ownership of the two-thirds needed to approve a second step merger (which would be used to enable the acquiror to acquire 100% of the corporation’s equity) and, therefore, creates risk for such an acquiror that such a favorable vote will not be obtained. Yet, a tender offer conditioned upon receipt of tenders from at least 90% of the outstanding shares also creates risk for the acquiror because it may be very difficult to receive tenders from holders of at least 90% of the outstanding shares. Consequently, it is possible that these risks would discourage some potential acquirors from pursuing an all cash acquisition that is opposed by the board of directors.

Provision	CPRT California	CPRT Delaware
Removal of Directors by Shareholders
Under California law, any director, or the entire board, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote, subject to certain limitations. In the case of a corporation with cumulative voting, however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules.

Under Delaware law, any director, or the entire board, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. In the case of a corporation with cumulative voting, however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules.

Filling Vacancies on the Board
Our California Bylaws require the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present or the unanimous written consent of all shares entitled to vote thereon in order to fill a vacancy created by the removal of a director by the shareholders.

Consistent with Delaware law, the Delaware Certificate and the Delaware Bylaws provide that vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director.

Under California law unless otherwise provided in the articles or the bylaws, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if authorized by the articles of incorporation or a bylaw approved by the corporation’s shareholders. However, as noted above, neither the California Articles nor the California Bylaws permit the board to fill a vacancy created by removal of the director by the shareholders.

The Delaware Bylaws provide that a vacancy created by the removal of a director by the stockholders may be filled by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present or by the unanimous written consent of all shares entitled to vote thereon.

Provision	CPRT California	CPRT Delaware
Dissolution
Under California law, the holders of 50% or more of a company’s total voting power may authorize a corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation.

Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares entitled to vote. In addition, Delaware law allows a Delaware corporation to include in its certificate of incorporation a super-majority voting requirement in connection with such a board-initiated dissolution. Our Delaware Certificate contains no such super-majority voting requirement.

Forum Selection	No restrictions.
Under the Delaware Certificate, unless we consent in writing to the selection of an alternative forum, the Delaware Court of Chancery will be the sole and exclusive forum for any derivative action or proceeding brought on behalf of the corporation, any action or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, any action or proceeding asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or our Delaware Certificate or Delaware Bylaws, or any action or proceeding asserting a claim governed by the internal affairs doctine.

Provision	CPRT California	CPRT Delaware
Indemnification
California law requires indemnification when the indemnitee has defended the action successfully on the merits. Expenses incurred by an officer or director in defending an action may be paid in advance, provided the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. California law authorizes a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy. California law permits a corporation to provide rights to indemnification beyond those provided by applicable statutes to the extent such additional indemnification is authorized in the corporation’s articles of incorporation. Thus, if so authorized, rights to indemnification may be provided under agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law.

Delaware law generally permits indemnification against expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel, or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which a person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Expenses incurred by an officer or director in defending an action may be paid in advance, if the director or officer undertakes to repay the amounts if it is ultimately determined that he or she is not entitled to indemnification. Delaware law authorizes a corporation to purchase indemnity insurance for the benefit of its directors, officers, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy. Delaware law permits a Delaware corporation to provide indemnification in excess of that provided by statute.

	Our California Articles authorize indemnification to the fullest extent permissible under California law, subject only to the applicable limits in Section 204 of the California Corporations Code.	The Delaware Certificate authorizes indemnification to the fullest extent permissible under Delaware law.

Provision	CPRT California	CPRT Delaware
Elimination of Director Personal Liability for Monetary Damages
California law permits a corporation to eliminate the personal liability of directors for monetary damages, except where liability is based on:

•  Intentional misconduct or knowing and culpable violation of law;

• Acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

• Receipt of an improper personal benefit;

• Acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

• Acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;

• Transactions between the corporation and a director who has a material financial interest in such transaction; or

• Liability for improper distributions, loans or guarantees.

The California Articles eliminate the liability of directors for monetary damages to the fullest extent permissible under California law.

Delaware law permits a corporation to eliminate the personal liability of directors for monetary damages, except where liability is based on:

•  Breaches of the director’s duty of loyalty to the corporation or its stockholders;

• Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

• The payment of unlawful dividends or unlawful stock repurchases or redemption; or

• Transactions in which the director received an improper personal benefit.

The Delaware Certificate eliminates the liability of directors to the corporation for monetary damages to the fullest extent permissible under Delaware law.

Provision	CPRT California	CPRT Delaware
Dividends and Repurchases of Shares
Under California law, a corporation may not make any distribution to its shareholders unless either:

•  The corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or

• Immediately after giving effect to the distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one fourth (1-1/4) times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or one and one fourth (1-1/4) times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years).

These tests are applied to California corporations on a consolidated basis.

Delaware law is more flexible than California law with respect to payment of dividends and implementing share repurchase programs. Delaware law generally provides that a corporation may redeem or repurchase its shares out of its surplus. In addition, Delaware law generally provides that a corporation may declare and pay dividends out of surplus, or if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation’s net assets (i.e., its total assets minus its total liabilities) over the capital associated with issuances of its common stock. Moreover, Delaware law permits a board of directors to reduce its capital and transfer such amount to its surplus.

Will there be any changes to the business of Copart as a result of the reincorporation?

Copart as it currently exists as a California corporation will cease to exist as a result of the merger, and CPRT Delaware will be the surviving corporation and will continue to operate our business as it existed prior to the reincorporation. The existing holders of our common stock will own all of the outstanding shares of CPRT Delaware common stock, and no change in ownership will result from the reincorporation. Shareholders in the California corporation will become stockholders in the Delaware corporation and will hold an identical number of shares. Assuming approval by our shareholders, we currently intend to cause the reincorporation to become effective as soon as reasonably practicable following the 2011 Annual Meeting.

The reincorporation will make a change only in our legal domicile (and certain related changes of a legal nature in our organizational documents, which are described in this proxy statement). The reincorporation will not result in any change in our name, business, management, fiscal year, assets, liabilities or net worth, nor will it result in any change in location of our current employees, including management. Upon consummation of the reincorporation, our daily business operations will continue as they are presently conducted. In addition, the reincorporation will not, we believe, significantly affect any of our material contracts with any third parties and our rights and obligations under these contractual arrangements will continue and be assumed by CPRT Delaware. In addition, upon the effectiveness of the merger, the directors who are elected at this 2011 Annual Meeting as directors of CPRT California will become directors of CPRT Delaware, and the individuals serving as executive officers of CPRT California immediately prior to the reincorporation will continue to serve as executive officers of CPRT Delaware, without a change in title or responsibilities.

How will shares of CPRT California be converted into shares of CPRT Delaware?

On the effective date of the reincorporation, each outstanding share of common stock of CPRT California will be automatically converted into one share of common stock of CPRT Delaware. In connection with the termination of our rights plan, however, the outstanding preferred stock rights currently held by shareholders will not convert into preferred stock rights of CPRT Delaware, and stockholders in CPRT Delaware will not receive a similar preferred stock right. Each stock certificate representing issued and outstanding shares of common stock of CPRT California will continue to represent the same number of shares of common stock of CPRT Delaware. The registration statements of CPRT California on file with the SEC immediately prior to the reincorporation will be assumed by CPRT Delaware, and the shares of CPRT Delaware will continue to be listed on NASDAQ without interruption, under the same symbol “CPRT” as the shares of common stock of CPRT California are currently traded.

CERTIFICATES FOR SHARES IN CPRT CALIFORNIA WILL AUTOMATICALLY REPRESENT SHARES IN CPRT DELAWARE UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.

What will happen to Copart’s employee benefit and incentive compensation plans?

If the reincorporation is effected, all of our employee benefit and incentive compensation plans (including all stock options and other equity incentive plans) immediately prior to the reincorporation will be assumed and continued by CPRT Delaware, and each outstanding option to purchase shares of CPRT California’s common stock will be converted into an option to purchase an equivalent number of shares of CPRT Delaware’s common stock on the same terms and subject to the same conditions. Approval of the reincorporation will also constitute approval of the assumption of these plans by CPRT Delaware.

What will happen to Copart’s indemnification agreements with officers and directors?

The indemnification agreements previously entered into by CPRT California with its officers and directors, if any, will be terminated as of the effective date of the reincorporation, and CPRT Delaware will enter into new indemnification agreements with our officers and directors that conform with Delaware law. The new indemnification agreements will provide for indemnification of officers and directors and advancement of expenses to the maximum extent permitted by Delaware law. A vote in favor of the reincorporation also represents approval of such new indemnification agreements.

Will anything prevent the merger from occurring notwithstanding that this proposal is approved by the shareholders at the annual meeting?

Pursuant to the merger agreement, CPRT California and CPRT Delaware agree to take all actions that Delaware law and California law require for CPRT California and CPRT Delaware to effect the reincorporation, subject to the approval of the reincorporation by the shareholders of CPRT California and the sole stockholder of CPRT Delaware.

Notwithstanding the foregoing, the merger agreement provides that our board may abandon the reincorporation at any time prior to its consummation if our board determines that the reincorporation is inadvisable for any reason. For example, Delaware or California law may be changed to reduce the benefits that we hope to achieve through the reincorporation, or the costs of operating as a Delaware corporation may be increased, although we do not know of any such changes under consideration. The merger agreement may be amended at any time prior to its consummation, either before or after the shareholders have voted to adopt the proposal, subject to applicable law. We will re-solicit shareholder approval of the reincorporation if the terms of the merger agreement are changed in any material respect.

Are dissenters’ rights available?

Although in some circumstances California law provides shareholders with the right to dissent from certain corporate mergers and reorganizations and to receive the cash value of their shares rather than the merger consideration, California law does not grant dissenters’ rights in connection with the proposed reincorporation because all shareholders prior to the merger remain the same after the merger.

Are there any disadvantages to the reincorporation?

Notwithstanding our board’s belief as to the benefits to our shareholders of the reincorporation, Delaware law has been criticized by some commentators and institutional stockholders on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states, including California. As noted previously, however, we have adopted a number of provisions of our current California governance structure in order to address this issue. In particular, the Delaware Certificate and the Delaware Bylaws adopt most of the provisions in our California Articles and our California Bylaws that are protective of minority shareholder interests, such as cumulative voting. In addition, we have attempted to limit statutory antitakeover devices by affirmatively opting out of Section 203 of the Delaware General Corporation Law.

It should be noted that the interests of our board, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. In addition, franchise taxes payable by us in Delaware may be greater than in California.

Our board has considered the potential disadvantages of the reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

What are the interests of Copart’s directors and executive officers in the reincorporation?

In considering the recommendations of our board, shareholders should be aware that certain of our directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For instance, the reincorporation may be of benefit to our directors and officers by reducing their potential personal liability and increasing the scope of permitted indemnification, by strengthening directors’ ability to resist a takeover bid, and in other respects. Our board was aware of these interests and considered them, among other matters, in reaching its decision to approve the reincorporation and to recommend that our shareholders vote in favor of this proposal.

Are there income tax considerations associated with the reincorporation?

The following discussion summarizes the material U.S. federal income tax consequences of the reincorporation to holders of our common stock. This summary is not exhaustive of all possible tax considerations. The discussion is based on the Internal Revenue Code of 1986, as amended, or Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service, or IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Any such change could materially and adversely affect the tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This summary is for general information only and does not address all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, including, but not limited to, partnerships, subchapter S corporations or other pass-through entities, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar and persons subject to the alternative minimum tax provisions of the Code. This summary does not include any description of the tax laws of any state or local governments, or of any foreign government, that may be applicable to a particular holder.

This summary is directed solely to holders that hold our common stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment. In addition, the following discussion only addresses holders that are “U.S. persons” for U.S. federal income tax purposes, generally defined as beneficial owners of our common stock who are:

•	individuals who are citizens or residents of the United States;

•	corporations (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

•	estates the income of which is subject to U.S. federal income taxation regardless of its source;

•	trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust; or

•	trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our common stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the reincorporation.

This summary is not a comprehensive description of all of the U.S. federal tax consequences that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and estate tax consequences to you of the reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

We have not requested and do not intend to request a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the reincorporation. However, we believe:

•	the reincorporation will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code;

•	no gain or loss will be recognized by holders of CPRT California common stock on receipt of CPRT Delaware common stock pursuant to the reincorporation;

•	the aggregate tax basis of the CPRT Delaware common stock received by each holder will equal the aggregate tax basis of the CPRT California common stock surrendered by such holder in exchange therefor; and

•	the holding period of the CPRT Delaware common stock received by each holder will include the period during which such holder held the CPRT California common stock surrendered in exchange therefor.

Are there accounting consequences associated with the reincorporation?

We believe that there will be no material accounting consequences to us resulting from the reincorporation.

What vote is required to approve this proposal?

California law requires the affirmative vote of a majority of the outstanding shares of common stock of CPRT California to approve the merger agreement pursuant to which CPRT California and CPRT Delaware would effect the reincorporation. Approval of this reincorporation proposal will constitute approval of the merger agreement and therefore the reincorporation itself. A vote in favor of the reincorporation proposal is also effectively a vote to approve the form of the Delaware Certificate and the Delaware Bylaws. If the shareholders approve the merger agreement and the reincorporation is effected, the Delaware Certificate and the Delaware Bylaws in effect immediately prior to the effective date will become the certificate of incorporation and bylaws of the surviving corporation.

To approve this proposal, a majority of our outstanding shares must vote “FOR” this proposal.

If approved, when would the reincorporation become effective?

We expect that the reincorporation, if approved, will become effective shortly after the 2011 Annual Meeting.

Recommendation of our Board of Directors

Our board of directors unanimously recommends that shareholders vote FOR the approval of our reincorporation from California into Delaware as disclosed in this proxy statement.

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PROPOSAL NUMBER THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, was enacted on July 21, 2010. As required by the Dodd-Frank Act, we are asking our shareholders to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.

Compensation Program and Philosophy

Our executive compensation program is designed to:

•	to attract and retain talented and experienced executives;

•	to motivate and reward executives whose knowledge, skills and performance are critical to our success;

•	to ensure fairness among the executive management team by recognizing the contributions each executive makes to our success; and

•	to incentivize our executives to manage our business to meet our long-term objectives and the long-term objectives of our shareholders.

Under this program, our named executive officers are rewarded for the achievement of specific short-term and long-term goals that enhance shareholder value. Shareholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which describes our executive compensation program and contains information about the fiscal 2011 compensation of our named executive officers. Our compensation committee and our board of directors believe that our compensation design and practices are effective in implementing our executive compensation goals.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting in favor of the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis in a non-binding vote, the compensation of Copart, Inc. named executive officers as disclosed in this proxy statement under the caption “Executive Compensation,” including the section captioned “Compensation Discussion and Analysis,” the tabular disclosure regarding executive compensation, and the accompanying narrative disclosure set forth in the proxy statement relating to Copart’s 2011 Annual Meeting of Shareholders.”

Required Vote

The affirmative “FOR” vote of each of (i) a majority of the shares present or represented by proxy and voting at the annual meeting and (ii) a majority of the shares necessary to constitute a quorum to transact business at the annual meeting, is required to approve, on an advisory basis, the compensation awarded to our named executive officers for the fiscal year ended July 31, 2011. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal if the number of affirmative votes cast for the proposal is a majority of the votes cast but does not constitute a majority of the shares necessary to constitute a quorum to transact business at the annual meeting.

Even though this say-on-pay vote is advisory and, therefore, will not be binding on us, our compensation committee and our board of directors value the opinions of our shareholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we will consider our shareholders’ concerns, and our compensation committee will evaluate what actions may be necessary or appropriate to address those concerns.

Recommendation of our Board of Directors

Our board of directors unanimously recommends that shareholders vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement.

* * * * *

PROPOSAL NUMBER FOUR

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by the Dodd-Frank Act, we also are asking our shareholders to provide their input with regard to the frequency of future shareholder advisory votes on our executive compensation programs, such as Proposal Number Three of this proxy statement. In particular, we are asking whether the advisory vote on executive compensation should occur once every one year, every two years or every three years.

After considering this agenda item, our board of directors has determined that an annual advisory vote on executive compensation is the most appropriate alternative for us. Our board of director’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted, and approved on an annual basis. As part of the annual review process, our board of directors believes that shareholder sentiment should be a factor that is taken into consideration by our board of directors and our compensation committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation on an annual basis, our shareholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. We understand that our shareholders may have different views as to what is the best approach for us, and we look forward to hearing from our shareholders on this agenda item every year. Accordingly, our board of directors recommends that the advisory vote on executive compensation be held every year.

You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting in response to the resolution set forth below:

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which Copart, Inc. is to hold an advisory vote by shareholders to approve the compensation of Copart, Inc. named executive officers as set forth in the proxy statement relating to Copart’s annual meeting of Shareholders under the caption “Executive Compensation,” including the section captioned “Compensation Discussion and Analysis,” the tabular disclosure regarding executive compensation, and the accompanying narrative disclosure set forth in the proxy statement relating to Copart’s 2011 Annual Meeting of Shareholders.”

Required Vote

The choice of frequency that receives the highest number of affirmative “FOR” votes of the shares represented and voting at the annual meeting will be considered the advisory vote of our shareholders. You may vote “FOR” one year, “FOR” two years, “FOR” three years, or “ABSTAIN.” A properly executed proxy marked “ABSTAIN” with respect to the frequency of the shareholder vote on executive compensation will not be voted with respect to such proposal although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will not affect the outcome of this proposal.

Even though your vote is advisory and, therefore, will not be binding on us, our board of directors and our compensation committee value the opinions of our shareholders and will consider our shareholders’ vote. Nonetheless, our board of directors may decide that it is in the best interests of our shareholders and the company to hold an advisory vote on executive compensation more or less frequently than the option voted by our shareholders.

Recommendation of our Board of Directors

Our board of directors unanimously recommends that shareholders vote FOR the option of once every year as the frequency with which shareholders are provided an advisory vote on executive compensation.

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PROPOSAL NUMBER FIVE

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

Our audit committee has selected Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for the current fiscal year ending July 31, 2012. A representative of Ernst & Young LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. Shareholder ratification of the selection of Ernst & Young LLP is not required by our bylaws or otherwise. Our audit committee is submitting the appointment of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice.

In the event our shareholders fail to ratify the appointment of Ernst & Young LLP, our audit committee will reconsider its selection. Even if the selection of the independent registered public accounting firm is ratified by our shareholders, our audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it feels that such a change would be in the best interests of the company and our shareholders.

Vote Required

The affirmative “FOR” vote of each of (i) a majority of the shares present or represented by proxy and voting at the annual meeting and (ii) a majority of the shares necessary to constitute a quorum to transact business at the annual meeting, is required to ratify the selection by our audit committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2012. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal if the number of affirmative votes cast for the proposal is a majority of the votes cast but does not constitute a majority of the shares necessary to constitute a quorum to transact business at the annual meeting.

Recommendation of our Board of Directors

Our board of directors unanimously recommends that shareholders vote FOR the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending July 31, 2012.

* * * * *

Auditor Fees and Services

The following table sets forth the aggregate fees for professional services rendered for the audit of our consolidated annual financial statements by our independent registered public accounting firm, Ernst & Young LLP, for fiscal years ended July 31, 2011 and 2010. The table also includes fees billed for audit services, audit-related services, tax services and all other services rendered by Ernst & Young LLP for fiscal years ended July 31, 2011 and 2010:

Nature of Service	Fiscal Year 2011	Fiscal Year 2010
Audit Fees(1)	$1,538,500	$2,190,700
Audit-Related Fees(2)	$26,500	$29,000
Tax Fees(3)	$175,100	$298,200
All Other Fees(4)	$2,000	$2,600
Total Fees	$1,742,100	$2,520,500

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of our interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

(3)	Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state, and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

(4)	Consists of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. Our independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval. Our audit committee may also pre-approve particular services on a case-by-case basis. In addition, the charter of our audit committee provides that our audit committee may delegate to one or more designated members the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to our audit committee at its scheduled meetings.

Report of the Audit Committee

The audit committee of our board of directors consisted at all times during fiscal 2011 of directors Cohan (chairman), Englander and Smith. None of the directors serving on our audit committee is or were our officers or employees during fiscal 2011. Our audit committee believes that all of its current members are and were independent directors as defined by applicable NASDAQ rules and listing standards and the rules and regulations of the SEC. Our board of directors has adopted a written charter for the audit committee.

The audit committee has reviewed and discussed with management and Ernst & Young LLP our audited consolidated financial statements and financial reporting processes. Our management has the primary responsibility for our financial statements and financial reporting processes, including the system of internal controls. Ernst & Young LLP, our current independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The audit committee reviews and monitors these processes and receives reports from Ernst & Young LLP and management. The audit committee also discusses with Ernst & Young LLP the overall scope and plans of their audits, their evaluation of our internal controls, and the overall quality of our financial reporting processes.

In accordance with Statements on Auditing Standards (SAS) No. 61 (codification of Statements on Auditing Standards, AU§ 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, the audit committee had discussions with management and the independent registered public accounting firm regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the audit committee has discussed with the independent registered public accounting firm their independence from Copart and its management and the independent registered public accounting firm provided the written disclosures and the letter required by the Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence” and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

On an annual basis, the audit committee obtains from the independent registered public accounting firm a written communication delineating all their relationships and professional services as required by The Public Company Accounting Oversight Board (PCAOB) Rule 3526, “Communication with Audit Committees Concerning Independence.” In addition, the audit committee reviewed with the independent registered public accounting firm the nature and scope of any disclosed relationships or professional services and took, or recommended that our board of directors take, appropriate action to ensure the continuing independence of the independent registered public accounting firm.

Based upon the reviews, discussions and considerations referred to above, the audit committee has recommended to the board of directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for fiscal year 2011, and that Ernst & Young LLP be appointed as the independent registered public accounting firm for Copart for the fiscal year ending July 31, 2012.

Respectfully submitted by:

The audit committee of the board of directors

Steven D. Cohan (chairman)
Daniel J. Englander
Thomas W. Smith

The preceding report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this information be incorporated by reference by any general statement incorporating by reference this proxy into any filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference in such filing.

EXECUTIVE OFFICERS

Our executive officers and their ages as of October 31, 2011 were as follows:

Name	Age	Position
Willis J. Johnson	64	Chairman of the Board
A. Jayson Adair	42	Chief Executive Officer and Director
Vincent W. Mitz	48	President
William E. Franklin	55	Senior Vice President and Chief Financial Officer
Paul A. Styer	55	Senior Vice President, General Counsel and Secretary
Robert H. Vannuccini	45	Senior Vice President, Sales
Russell D. Lowy	52	Senior Vice President and Chief Operating Officer
Thomas E. Wylie	60	Senior Vice President, Human Resources
Vincent J. Phillips	51	Senior Vice President and Chief Information Officer
Matthew M. Burgener	36	Senior Vice President, Marketing
Simon E. Rote	39	Vice President, Finance

Willis J. Johnson, founder of Copart, has, since January 2004, served as chairman of our board of directors. From 1982 until February 2010, he also served as our chief executive officer. Mr. Johnson also served as our president from 1986 until 1995. Mr. Johnson was an officer and director of U-Pull-It, Inc. (UPI), a self-service auto dismantler, which he co-founded, from 1982 through September 1994. Mr. Johnson sold his entire interest in UPI in September 1994.

A.  Jayson Adair has served as a director since 1992 and as our chief executive officer since February 2010. From November 1996 to February 2010, Mr. Adair served as our president. From April 1995 until October 1996, Mr. Adair served as our executive vice president. From August 1990 until April 1995, Mr. Adair served as our vice president of sales and operations and from June 1989 to August 1990, Mr. Adair served as our manager of operations.

Vincent W. Mitz has served as our president since February 2010. From August 2007 to February 2010, Mr. Mitz served as our executive vice president. From May 1995 until July 2007, Mr. Mitz served as our senior vice president of marketing. Previously, Mr. Mitz was employed by NER Auction Systems from 1981 until its acquisition by Copart in 1995. At NER, Mr. Mitz held numerous positions, most recently as Vice President of Sales and Operations for NER’s New York region from 1990 to 1993 and Vice President of Sales & Marketing from 1993 to 1995.

William E. Franklin has served as our senior vice president and chief financial officer since March 2004. Mr. Franklin has over 20 years of international finance and executive management experience. From October 2001 to March 2004, Mr. Franklin served as the Chief Financial Officer of Ptek Holdings, Inc., an international telecommunications company. Prior to that he was the President and CEO of Clifford Electronics, an international consumer electronics company. Mr. Franklin received a Master’s degree in Business Administration from the University of Southern California and his Bachelor’s of Science degree in Finance from California State University, Bakersfield. Mr. Franklin is a certified public accountant.

Paul A. Styer has served as our general counsel since September 1992, our senior vice president since April 1995, and as our corporate secretary since October 1993. From September 1992 until April 1995, Mr. Styer served as our vice president. Mr. Styer served as one of our directors from September 1992 until October 1993. From August 1990 to September 1992, Mr. Styer conducted an independent law practice. Mr. Styer received a B.A. from the University of California, Davis and a J.D. from the University of the Pacific. Mr. Styer is a member of the State Bar of California.

Robert H. Vannuccini has served as our senior vice president, sales since July 2007. From 1999 to 2007, Mr. Vannuccini served as our vice president of national accounts. From 1995 to 1999, Mr. Vannuccini served as our midwest regional account manager. Prior to that, Mr. Vannuccini was employed by NER as the Midwest Regional Account Manager from 1994 until its acquisition by Copart in 1995. Prior to his experience at NER, Mr. Vannuccini was an Assistant Vice President with Fleet Financial Group from 1991 to 1994. Mr. Vannuccini received his Bachelor of Business Administration degree in Banking and Finance from Hofstra University, Hempstead, New York in 1988.

Russell D. Lowy has served as our senior vice president and chief operating officer since July 2007. From July 2002 to July 2007, Mr. Lowy served as our senior vice president of operations. Mr. Lowy served as our vice president of operations, eastern division from December 1999 to July 2002. From December 1998 to December 1999, Mr. Lowy served as our director of training and auditing. Mr. Lowy served as our assistant vice president of operations from 1996 to 1997, regional manager of northern California from 1995 to 1996, and marketing manager from 1993 to 1994. Prior to joining us, Mr. Lowy spent nine years with ADP — Claims Solutions Group. Mr. Lowy received a B.S. in Business Administration from California State University, Chico in 1982.

Thomas E. Wylie has served as our senior vice president, human resources since November 2003. Mr. Wylie has over 25 years of human resources and organizational change management experience. From January 2001 to November 2003 he served as Vice President, Human Resources, Systems and Administration for the California Division of Kaiser Permanente, a health care organization headquartered in Oakland, California. Prior to that he was the Vice President of Human Resources for Global Business Services, a division of Honeywell International in Morristown, New Jersey. He held several other positions with Honeywell starting in 1979. Mr. Wylie received a Bachelor’s degree from Hamline University in St. Paul, Minnesota.

Vincent J. Phillips has served as our senior vice president and chief information officer since April 2010. Prior thereto in 2009, Mr. Phillips was Vice President of Product Development of Charles River Development, a provider of technology systems and services to the financial industry. From 1989 to 2008, Mr. Phillips was employed by The Charles Schwab Corporation, most recently as Chief Executive Officer of its subsidiary, Cybertrader, Inc. Mr. Phillips received a Bachelor’s degree from the University of California, San Diego.

Matthew M. Burgener has served as our senior vice president, marketing since July 2011. Mr. Burgener has over 12 years of digital marketing and ecommerce experience. From 2008 to July 2011, he was Senior Vice President of Digital Marketing at Bank of America, and from 2006 to 2007, Mr. Burgener was the Vice President, eCommerce Sales and Fulfillment at Bank of America. From 2004 to 2006, Mr. Burgener was the Senior Marketing Manager for LendingTree, LLC. Mr. Burgener received a Master’s degree in Business Administration from the University of Virginia’s Darden School of Business and a bachelor’s degree from Colby College.

Simon E. Rote has served as our vice president of finance since March 2003. Prior thereto, Mr. Rote served as our controller from December 1998 to March 2003, and as our assistant controller from December 1997 to December 1998. Mr. Rote was an auditor with KPMG LLP from 1994 to 1997. Mr. Rote received a B.S. in Accounting from St. Mary’s College in 1994.

Our executive officers are elected by our board of directors and serve at the discretion of our board. There are no family relationships among any of our directors or executive officers, except that A. Jayson Adair is the son-in-law of Willis J. Johnson.

EXECUTIVE COMPENSATION

Forward-Looking Statements

This proxy statement, including the section entitled “Compensation Discussion and Analysis” set forth below, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements are based on our current expectations and involve risks and uncertainties, which may cause our actual results to differ materially from those anticipated by forward-looking statements. The forward-looking statements may include statements regarding actions to be taken by us in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the section on forward-looking statements and in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended July 31, 2011 and in our periodic reports on Form 10-Q and current reports on Form 8-K as filed with the SEC.

Compensation Discussion and Analysis

Overview of Executive Compensation Programs

This section of our proxy statement provides an overview of our executive compensation programs, the material decisions we have made with respect to each element of our executive compensation program, and the material factors we considered when making those decisions. Following this discussion, you will find further information in the executive compensation tables about the compensation earned by or paid to each of our “named executive officers.” For fiscal year 2011, our named executive officers consist of (i) our chief executive officer, (ii) our chief financial officer, and (iii) our three most highly compensated executive officers other than our chief executive officer and chief financial officer, each of whom was serving as an executive officer on July 31, 2011, the end of our 2011 fiscal year. For fiscal year 2011, our named executive officers were A. Jayson Adair, our chief executive officer; William E. Franklin, our chief financial officer; Vincent W. Mitz, our president; Robert H. Vannuccini, our senior vice president, sales; and Russell D. Lowy, our senior vice president and chief operating officer.

Role of Our Compensation Committee

The compensation committee of our board of directors administers our executive compensation programs. In carrying out its responsibilities, the committee:

•	communicates our executive compensation philosophies and policies to our executive officers;

•	participates in the continuing development of, and approves changes in, our compensation policies;

•	conducts an annual review to approve each element of executive compensation, taking into consideration management recommendations; and

•	administers our equity incentive plans, for which it retains sole authority to approve grants of awards to any of our executive officers.

Our compensation committee currently consists of directors Daniel J. Englander (chairman), Steven D. Cohan and Thomas W. Smith, who were members of the committee during the entire 2011 fiscal year and who were each an independent director under NASDAQ rules, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code, and a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act. As discussed under the caption “Director Not Standing for Re-Election” in Proposal Number One above, in September 2011, Thomas W. Smith announced that he would not stand for re-election at the annual meeting. Following the annual meeting, our board committees will be comprised of Daniel J. Englander (chairman) and Steven D. Cohan.

Our compensation committee operates according to a charter that details its specific duties and responsibilities. A copy of the charter is available in the Investor Relations section of our corporate website at http://www.copart.com/c2/pdf/compensation_cc.pdf.

Role of Management in Compensation Process

Our chief executive officer, president, chief financial officer, and senior vice president of human resources support our compensation committee’s work by providing our compensation committee with information related to our financial plans, performance assessments of our executive officers, and other personnel-related data.

Each executive officer participates in our annual goal-setting and performance measurement process applicable to all employees. As part of this annual process, each executive officer proposes qualitative, individual goals and objectives for the coming fiscal year that are intended to promote continuing organizational and process improvements and contribute to our financial strength. These proposed goals are then reviewed with each executive officer, and are subsequently approved following that review, by our chief executive officer and our president. Our compensation committee does not participate in the setting of qualitative goals and objectives for our executive officers. Each officer’s goals are specifically tailored to his or her function and may vary from year to year. Our chief executive officer, as the person to whom our other officers directly report, is responsible for evaluating individual officers’ contributions to corporate objectives as well as their performance relative to individual objectives. Assessment of individual performance may include objective criteria, such as the execution of projects in a timely manner, but is largely subjective.

Following the end of each fiscal year and after the completion of the performance measurement process described above, our chairman and chief executive officer make recommendations to our compensation committee with respect to all elements of compensation for each of our executive officers other than themselves. Our compensation committee then discusses these recommendations, first with the chairman and chief executive officer present and then in executive session without members of management present. Members of management do not participate in final determinations of their own compensation. Our compensation committee is solely responsible for the final approval of all forms of executive compensation and, while the committee considers the recommendations of management, it does not always follow those recommendations.

Our compensation committee has the authority under its charter to engage the services of outside advisors for assistance. Our compensation committee has neither relied on nor has it retained outside advisors for purposes of making determinations with respect to executive compensation.

Compensation Philosophy and Program Design

The principal objectives of our compensation and benefits programs for executive officers are to:

•	attract and retain senior executive management;

•	motivate their performance toward corporate objectives; and

•	align their long-term interests with those of our shareholders.

Our compensation committee believes that maintaining and improving the quality and skills of our management team and appropriately providing incentives for their performance are critical factors that will affect the long-term value realized by our shareholders.

As further described below, compensation for our executive officers has historically consisted of four main elements: base salary, cash bonus, equity-based incentive awards, and benefits and perquisites. Other than with respect to Mr. Adair, whose equity compensation program is described below, our compensation committee has not adopted any formal or informal policies or guidelines for allocating compensation between cash and equity compensation or among different forms of non-equity compensation for our executive officers. Our compensation committee believes that a substantial portion of an executive officer’s compensation should be performance-based, whether in the form of cash bonus or equity compensation. We consider “performance-based” compensation to be the portion of an executive’s total compensation that is determined based on the executive’s individual contribution to our strategic goals and operating results, as in the case of discretionary cash bonuses and equity awarded in recognition of individual performance. As discussed below, Mr. Adair’s compensation program is entirely performance based as his ability to realize any material compensation from us during the five year period from April 2009 to April 2014 depends on the price performance of our common stock. Our other executive officers also participate in our equity compensation programs, and we have historically paid discretionary cash bonuses based principally on the recommendation of our chief executive officer and largely subjective reviews by our compensation committee of corporate and individual performance.

Historically, we have not determined our compensation levels based on specific peer company benchmarks or analyses prepared by outside compensation consultants. Rather, our compensation committee has based its determinations on the committee’s collective assessment of quantitative as well as subjective factors relating to corporate and individual performance and on the committee’s experience and view of appropriate levels of compensation in light of our size and operating budgets, the historically increasing scope of our operations, including its increased geographic scope, and the responsibilities and performance of the individual officer.

Our compensation committee traditionally makes its determinations concerning base salary, cash bonuses and additional equity incentive awards annually after the end of each fiscal year, based on a review of our financial performance during the prior fiscal year as measured against the operating plan approved by the board of directors for the applicable fiscal year, each individual officer’s contribution toward that performance, and the recommendations of our chairman and chief executive officer. Although the committee has historically not identified specific financial performance targets, its annual analysis has focused on quantitative factors such as trends in our revenues and earnings per share. Our compensation committee does not take a formulaic approach to setting compensation for our executive officers but does consider whether we have met or exceeded our operating plan for a particular fiscal year when making its determinations of appropriate levels of compensation for our executive officers. The committee also reviews subjective factors such as the growth in the scope of our operations, our performance in effectively integrating acquisitions, and our performance in implementing key corporate strategic initiatives.

Our compensation committee believes that our historic levels of executive compensation have been reasonable and appropriate in light of the size of our business, both financially and operationally, the substantial contribution of our long-tenured executive team in contributing to our historical growth, and the need to retain our key executive officers who have substantial levels of industry and Copart-specific experience. With the exception of our chief financial officer, each of our named executive officers has been employed with us for over a decade and with either us or a company we acquired for tenures ranging from 17 to over 25 years.

Compensation of Mr. Adair

In 2008, Willis J. Johnson, then our chairman and chief executive officer, and Mr. Adair, then our president, presented our compensation committee with a proposal for a compensation arrangement in which they would forego all salary and bonus compensation other than $1.00 per year in exchange for a sizable stock option grant. In addition, they would agree to forego any additional equity incentives until the options were fully vested. Our compensation committee believed the proposal demonstrated an extraordinary senior management commitment to us and our shareholders and offered strong evidence of management’s conviction concerning our strategy and prospects.

Over the course of the next several months, members of our compensation committee, individually among themselves and in periodic meetings, further discussed management’s proposal concerning equity in lieu of cash and other equity compensation. Mr. Johnson and Mr. Adair participated in several, but not all, of these discussions. Among the factors discussed and considered by our compensation committee in making its final determination were the following:

•	the extent to which the proposal achieved our compensation committee’s objective of aligning management interests with shareholder interests;

•	the accounting implications and associated non-cash compensation expense of the equity proposal as compared to the cash and non-cash compensation expense that would result from continuing current compensation arrangements;

•	the impact of the equity proposal on our cash position relative to the anticipated impact of continuing current compensation arrangements; and

•	the terms and conditions of the equity incentive, including whether it consisted of stock options or restricted stock and the vesting terms and conditions of the proposed equity issuance.

Following extensive analysis and discussions among our compensation committee member, our compensation committee met and approved a stock option in lieu of cash or additional equity compensation program on March 4, 2009. Specifically, subject to shareholder approval, our compensation committee and board of directors, excluding Mr. Johnson and Mr. Adair, approved the grant of a non-qualified stock option to each of Mr. Johnson and Mr. Adair on the following terms:

Number of Shares Subject to Option	2,000,000 shares of our common stock for each of Mr. Johnson and Mr. Adair.
Exercise Price	Equal to the closing price of our common stock in trading on the NASDAQ Global Select Market on the date of grant.
Vesting
20% of the shares become exercisable on the first anniversary of the date of grant; the balance of the shares become exercisable on a monthly basis over 48 months at the rate of 33,333 shares per month.

Vesting Acceleration Triggers
Upon a termination of the officer’s employment by us without cause (as defined) before or following a change in control or resignation for good reason (as defined) following a change in control, the option would become fully vested.

Option Term
10 years; provided that in the event of a voluntary termination (other than for good reason following a change-in-control) or involuntary termination for cause at any time, to the extent vested, within twelve (12) months of the date of termination.

On April 14, 2009, our shareholders (with Messrs. Johnson and Adair abstaining from the vote) approved the equity grants for our chief executive officer and president described above, and each was granted an option to purchase 2,000,000 shares of our common stock on the terms and conditions set forth above with an exercise price of $30.21 per share, which equaled the fair market value of our common stock on the date of grant. As a result, Messrs. Johnson and Adair are not eligible to be considered for any additional compensation other than their salaries of $1.00 per year and appropriate benefits and perquisites during the five-year vesting term of the stock options.

Principal Components of Executive Compensation

The following discussion outlines the principal elements of executive compensation for our named executive officer other than Mr. Adair.

Base Salary

Base salary for our executive officers reflects the scope of their respective responsibilities, seniority, and competitive market factors. Salary adjustments are determined by our compensation committee, generally following its review of recommendations from the chairman and chief executive officer. Any adjustments are made following consideration of competitive factors, our overall financial results, our budget requirements and the committee’s assessment of individual performance.

In October 2010, our compensation committee met to review base salaries for the named executive officers and approved base salaries for our named executive officers for fiscal year 2011. Our compensation committee met again in October 2011, in part to consider executive officer base salaries for fiscal 2012. At that meeting, the committee determined that it would not adjust current base salaries for fiscal 2012 given the committee’s belief that existing base salaries remained competitive and appropriate. Moreover, the committee believes that each named executive’s agreement to relocate to Texas with Copart evidences their commitment and lack of retention issues. The committee also noted that Copart was offering favorable relocation benefits in connection with the move, including a home purchase program for executive officers.

The following table presents base salary information for the named executive officers for fiscal year 2011 and 2012:

Named Executive Officer	2011 Base Salary	2012 Base Salary	Change
A. Jayson Adair	$1	$1	—
Vincent W. Mitz	$650,000	$650,000	—
William E. Franklin	$310,000	$310,000	—
Robert H. Vannuccini	$260,000	$260,000	—
Russell D. Lowy	$275,000	$275,000	—

Discretionary Cash Bonuses

Our annual discretionary cash bonus program for our officers and other employees is designed to reward performance that has furthered key corporate objectives, including financial objectives and those based on individual contributions to strategic initiatives.

We did not adopt a formal bonus plan for or during fiscal year 2011 and do not expect to adopt any formal program for fiscal 2012. As a result, for fiscal year 2011, our bonus program consisted of discretionary bonuses as determined by our compensation committee. In October 2011, as part of its annual review of executive compensation, our compensation committee met to consider cash bonus awards for our named executive officers.

We believe the use of a discretionary bonus program provides our compensation committee with the flexibility needed to address pay-for-performance as well as recruiting and retention goals. The amount of a discretionary bonus, if any, to be awarded to an executive officer is based on our compensation committee’s review of individual and corporate performance and the recommendations of our chief executive officer.

In determining, 2011 cash bonus awards for our named executive officers (other than Mr. Adair), our compensation committee considered individual contributions to corporate financial and business performance during fiscal 2011, including our operating results, expense management initiatives, and corporate business development projects. For the benefit of the committee, Mr. Adair reviewed each individual officer’s performance relative to the categories, with specific discussion of how individual functional areas contributed to the larger corporate strategic objectives. Mr. Mitz’s performance was principally evaluated by our compensation committee with respect to objectives relating to development of our strategic goals and performance objectives for our executive officers as well as his role in reducing expenses and developing the Company’s programs to increase revenues across all areas of our business. Mr. Franklin’s performance was principally evaluated with respect to objectives relating to the development of associates in our corporate finance function, financial reporting to the board, audit committee, and expense management. Mr. Vannuccini’s performance was evaluated with respect to revenue growth. Mr. Lowy’s performance was evaluated largely with respect to factors relating to facility condition, management of new accounts, and cost control at our facility level and per car detail, as well as his ability to reduce expenses of our field operations and administer and manage the field operations budget.

Based on its review of these factors with our chief executive officer the committee approved the following cash bonuses for our named executive officers:

Named Executive Officer	Fiscal Year 2011 Cash Bonus Amount
A. Jayson Adair	—
Vincent W. Mitz	$500,000
William E. Franklin	$319,385
Russell D. Lowy	$207,551
Robert H. Vannuccini	$211,962

Equity-Based Incentives

We grant equity-based incentives to certain employees, including our executive officers, in order to foster a corporate culture that aligns employee interests with shareholder interests. Our equity incentive plans have provided the principal method for our executive officers to acquire an equity position in our company. Following approval by the shareholders of the option grant to Mr. Adair, our compensation committee deemed him ineligible to be awarded any additional equity compensation for the five year period ending on April 14, 2014.

While we have not adopted any specific stock ownership guidelines for our executive officers or directors, our executive officers and directors do own a substantial portion of our common stock. As part of our insider trading policy we prohibit any member of the board of directors, officer, employee, consultant or other person associated with us from trading in any interest or position relating to the future price of our securities, such as a put, call or short sale, or using our stock as collateral for margin loans.

Only our compensation committee is authorized to grant awards to our executive officers under our equity incentive plans. With respect to executive officers, our practice has been to grant options to executive officers on an annual basis as part of the annual review process immediately after the end of each fiscal year, although we have not always granted annual option awards to our executive officers. Generally, in making its determination concerning additional option grants, our compensation committee considers individual performance, competitive factors, the individual’s current level of compensation and equity participation, and the recommendations of our chairman and chief executive officer.

To date, our equity incentive awards to executive officers have been granted primarily with time-based vesting. Our option grants typically vest over a five-year period with 20% of the shares vesting on the one-year anniversary of the date of grant and the remaining shares vesting in equal monthly installments over the remaining four years. Although our practice in recent years has been to provide equity incentives to executives in the form of stock option grants that vest over time, our compensation committee may in the future consider alternative forms of equity grants, such as performance shares, restricted stock units, restricted stock awards or other forms of equity grants as allowed under our 2007 Equity Incentive Plan, with vesting of awards based on the achievement of performance milestones or financial metrics.

Generally, our compensation committee considers, and, if it determines appropriate, approves option grants for our executive officers following the end of each fiscal year. For example, as discussed in the compensation discussion and analysis contained in the proxy statement for our 2010 annual meeting and in the Grants of Plan-Based Awards table in this proxy statement, we granted options to each of our named executive officers (other than Mr. Adair) in October 2010. Our compensation committee determines the size of these grants based on a number of subjective factors, including the individual executive officer’s contribution to our performance in the prior fiscal year, and less subjective factors such as the relative vested versus unvested equity position of the individual executive.

Unlike our process in prior years, we granted stock options to our named executive officers (other than Mr. Adair) midway through fiscal 2011. Our compensation committee approved these options at the recommendation of Mr. Adair, shortly after we announced our intent to move our headquarters from California to Texas. The compensation committee believed the timing of these grants was appropriate given the desire to induce executives to stay with Copart. In determining the size of the February 2011 equity-based awards granted, our compensation committee considered the following factors: the performance of the named executive officer in achieving corporate goals and enhancing stockholder value; the overall number and exercise prices of both vested and unvested equity-based awards held by the named executive officer; the impact the named executive officer can make on future reductions to general and administrative expense, growth in future revenues, and the utilization of technology; and as an incentive to the named executive officers to continue employment with us as part of our relocation of our corporate headquarters from Fairfield, California to Dallas, Texas. These factors were considered by our compensation committee on a collective basis, and our compensation committee, together with input from our chief executive officer, then made a subjective determination as to the size of option grants based on these factors taken as a whole. The committee approved the grants on February 11, 2011, with the exercise price to be determined based on our closing sales price on the first open trading date under our insider trading policy following the announcement of second quarter 2011 operating results. The grants to our named executive officers, as set forth in the table below, were effective as of March 4, 2011 at an exercise price of $41.12 per share, which was the closing price of our common stock on NASDAQ on the date of grant. Twenty percent (20%) of the shares subject to each option granted will vest twelve months after the vesting commencement date and the remaining shares will vest in equal monthly installments thereafter over the following four-year period, subject to the executive officer continuing to be a service provider to the Company as of each vesting date.

Named Executive Officer	Number of Option Shares
A. Jayson Adair	—
Vincent W. Mitz	100,000
William E. Franklin	60,000
Russell D. Lowy	80,000
Robert H. Vannuccini	100,000

The committee again considered equity incentives for executive officers at the October 2011 meeting when it reviewed fiscal 2012 executive compensation in October 2011. In light of the option grants made earlier in 2011 and the relative vested versus unvested equity incentive positions of each of the named executive officers, the committee determined that it would make no further option grants at that time.

Benefits and Perquisites

We provide the following benefits to our named executive officers, including Mr. Adair, generally on the same basis provided to our other employees: health, dental and vision insurance, medical and dependent care flexible spending account, short- and long-term disability insurance, accidental death and dismemberment insurance, and a 401(k) plan. We match employee contributions to the 401(k) plan at a rate of 20% of the first 15% of earnings per employee, up to a maximum of $3,300 for fiscal year 2011.

We provide our chairman and chief executive officer with limited ability to use our corporate aircraft for personal purposes. Our compensation committee has authorized Mr. Johnson and Mr. Adair to use the aircraft for personal purposes for up to a total of 75 flight hours per fiscal year, to be allocated between them as they deem appropriate. Hours not used during a fiscal year may be carried over to the next fiscal year. Flight hours in excess of these amounts require the additional approval of our compensation committee. We value this benefit for compensation purposes on an annual basis pursuant to guidelines established by the Internal Revenue Service, and Mr. Johnson and Mr. Adair are responsible for all taxes resulting from any deemed income arising from this benefit. In addition, we provide Mr. Adair and Mr. Mitz with company-owned automobiles that may be used for personal purposes and Mr. Franklin and Mr. Lowy with a monthly automobile expense allowance.

Please see the column entitled “All Other Compensation” in the summary compensation table set forth in this proxy statement for the amounts attributable to each named executive officer with respect to benefits and perquisites.

Other Considerations:

Post-Employment Obligations

Each of our executives is an “at will” employee, and we are not party to written employment agreements with our named executive officers, other than with Mr. Franklin, our chief financial officer, whose agreement provides, under certain circumstances, for certain payments upon involuntary termination of employment or resignation for “good reason” (as defined in the agreement). In addition, we have entered into similar agreements with Thomas Wylie, our senior vice president of human resources, Vincent Phillips, our senior vice president of information technology, and Matthew Burgener, our senior vice president of marketing. Our compensation committee believes the terms of these agreements are fair and reasonable and are in our best interests and in the best interests of our shareholders. For a description of the material terms of these agreements, please see “Employment Contracts and Severance Arrangements with Executive Officers” in the section entitled “Potential Post-Employment Payments Upon Termination or Change in Control” included in this proxy statement.

Tax Deductibility of Compensation

Section 162(m) of the Code limits the tax deductibility of non-performance based compensation paid to our chief executive officer and to each of our four most highly compensated officers to $1 million per person, unless certain exemption requirements are satisfied. Exemptions to this deductibility limit may be made for various forms of “performance-based” compensation that are approved by our shareholders. Because our equity incentive plans have been approved by our shareholders, awards under these plans in excess of $1 million should generally be deductible pursuant to section 162(m), provided the requirements of section 162(m) are satisfied.

Section 409A of the Internal Revenue Code

Section 409A imposes additional significant taxes in the event an executive officer, director or other service provider for the company receives “deferred compensation” that does not satisfy the requirements of section 409A. Although we do not maintain a traditional deferred compensation plan, section 409A may apply to certain severance arrangements and equity awards. Consequently, to assist the affected employee in avoiding additional tax and penalties under section 409A, we developed the severance arrangements described above in “Post-Employment Obligations” to either avoid the application of section 409A or, to the extent doing so is not possible, comply with the applicable section 409A requirements.

Equity Grant Practices

In June 2007, our compensation committee and board of directors adopted a policy with respect to the grant of stock options and other equity incentive awards. Among other provisions, the policy generally prohibits the grant of stock option or other equity awards to executive officers during closed quarterly trading windows (as determined in accordance with our insider trading policy). In addition, the equity grant policy requires that all equity awards made to executive officers be approved at meetings of our compensation committee rather than by written consent of the committee.

REPORT OF THE COMPENSATION COMMITTEE

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement immediately above. Based on this review and discussion, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended July 31, 2011.

COMPENSATION COMMITTEE

Daniel J. Englander (chairman)
Steven D. Cohan
Thomas W. Smith

The report of the compensation committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this information be incorporated by reference by any general statement incorporating by reference this proxy into any filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference in such filing.

Fiscal Year 2011 Summary Compensation Table

The following table sets forth information regarding all of the compensation awarded to, earned by, or paid to (i) our chief executive officer, (ii) our chief financial officer, and (iii) the three most highly compensated executive officers other than our chief executive officer and chief financial officer serving as executive officers as of July 31, 2011, the end of our 2011 fiscal year. We refer to these officers as the “named executive officers.”

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)(1)		Option Awards ($)(2)		All Other Compen- sation ($)(3)		Total ($)
A. Jayson Adair	2011	1	(4)	—		—		71,018	(5)	71,019
Chief Executive Officer	2010	1	(4)	—		—		49,897		49,898
	2009	553,849	(4)	—		27,786,700		68,080		28,408,629

Vincent W. Mitz	2011	640,384		500,000		4,789,415		16,962	(6)	5,946,761
President	2010	488,462		500,000		2,553,213		16,354		3,558,029
	2009	375,000		400,000		679,160		16,112		1,470,272

William E. Franklin	2011	308,076		319,385		1,387,286	(8)	9,300	(9)	2,024,047
Senior Vice President and	2010	300,000		200,000	(7)	718,215		9,300		1,227,515
Chief Financial Officer	2009	270,000		200,000		—		9,300		479,300

Russell D. Lowy*	2011	270,192		207,551		1,393,780		6,841	(10)	1,878,364
Senior Vice President, Chief Operating Officer	2010	250,000		200,000		718,215		6,720		1,174,935

Robert H. Vannuccini**	2011	253,269		211,962		1,684,378		172,581	(11)	2,322,190
Senior Vice President, Sales

*	Mr. Lowy was not a named executive officer prior to fiscal 2010 and, in accordance with SEC guidance, no compensation information is included for fiscal 2009.

**	Mr. Vannuccini was not a named executive officer prior to fiscal 2011 and, in accordance with SEC guidance, no compensation information is included for fiscal 2009 and fiscal 2010.

(1)	The amounts in this column represent discretionary bonuses awarded for services performed during the applicable fiscal year. Annual bonuses earned during a fiscal year are generally paid in the first quarter of the subsequent fiscal year.

(2)	Amounts shown do not reflect compensation actually received by the named executive officers. Instead, amounts shown represent the grant date fair values of awards of stock options granted in the fiscal year 2011, which were computed in accordance with ASC Topic 718. There can be no assurances that the amounts disclosed will ever be realized. Assumptions used in the calculation of these amounts are included in Note 1, “Summary of Significant Accounting Policies — Stock Compensation” to our consolidated financial statements include in our Annual Report on Form 10-K for the fiscal year ended July 31, 2011. For the number of outstanding equity awards held by the named executive officers as of July 31, 2011, see the “Outstanding Equity Awards” table in this proxy statement. Each option was granted under the 2007 Equity Incentive Plan and will become exercisable for the option shares in installments over the executive’s period of service with us. Options vest over a five-year period from the date grant, with the first 20% vesting on the one-year anniversary of the date of grant and the remainder vesting monthly thereafter. Each option has a maximum term of 10 years, subject to earlier termination in the event of the executive’s termination of employment with us.

(3)	We pay 401(k) matching contributions, life and health insurance and short-term disability premiums on behalf of all of our employees, including our named executive officers. The amounts shown in this column, other than the amounts for personal use of corporate aircraft discussed below, equal the actual cost to us of the particular benefit or perquisite provided. Amounts in this column include the cost to us of a named executive officer’s (i) personal use of a company-owned automobile or (ii) an automobile expense allowance.

(4)	For the period beginning on April 14, 2009 and ending on April 14, 2014, Mr. Adair receives $1 per year in salary.

(5)	Includes $56,618 related to personal use of corporate aircraft and $14,400 related to personal use of a company-owned automobile.

(6)	Includes $2,562 for 401(k) matching contribution paid by Copart on behalf of Mr. Mitz and $14,400 related to personal use of a company-owned automobile.

(7)	Mr. Franklin declined the cash payout of this cash bonus award and instead received an option to purchase 40,000 shares of our common stock. The 40,000 share option grant is reflected in the Grants of Plan-Based Awards table. The grant date fair value of the option to purchase 40,000 shares of our common stock computed in accordance with ASC Topic 718 was $484,104. This amount does not reflect compensation actually received by Mr. Franklin, and there can be no assurances that the amount disclosed will ever be realized. Assumptions used in the calculation of these amounts are included in Note 1, “Summary of Significant Accounting Policies — Stock Compensation” to our consolidated financial statements include in our Annual Report on Form 10-K for the fiscal year ended July 31, 2010.

(8)	Relates to options granted on October 4, 2010 with respect to 20,000 shares, options granted in March 4, 2011 with respect to 60,000 shares, together with the incremental value of the options granted on October 15, 2010 in lieu of the cash bonus for fiscal 2010, in each case, as reflected in the Grants of Plan-Based Awards table.

(9)	Includes $3,300 for 401(k) matching contribution paid by Copart on behalf of Mr. Franklin and $6,000 related to an automobile allowance.

(10)	Includes $1,621 for 401(k) matching contribution paid by Copart on behalf of Mr. Lowy and $5,220 related to an automobile allowance.

(11)	Includes $3,600 related to an automobile allowance and $168,981 related to our relocation home purchase program discussed under the heading “Related Person Transactions” in this proxy statement.

For a description of the components of our executive compensation program, including the process by which salaries and bonuses are determined, please see the section entitled “Compensation Philosophy and Program Design” in the Compensation Discussion and Analysis section of this proxy statement. For a description of our cash bonus program, please see the section entitled “Cash Bonuses” in the Compensation Discussion and Analysis section of this proxy statement.

We are not a party to any written employment agreements with any of our named executive officers, except for an employment agreement we entered into with William E. Franklin, our senior vice president and chief financial officer, in fiscal 2004 which was subsequently amended in September 2008 to comply with section 409A of the Internal Revenue Code. For a description of the material terms of Mr. Franklin’s agreement with us, please see the section entitled “Employment Contracts and Severance Arrangements with Executive Officers” contained in this proxy statement.

We provide our chairman and our chief executive officer limited ability to use our corporate aircraft for personal purposes, subject to the standards and limitations described under the caption “Compensation Discussion and Analysis — Benefits and Perquisites,” in this proxy statement. For purposes of the summary compensation table above, consistent with SEC guidelines, we have valued these perquisites based on the incremental cost to us. For purposes of valuing personal use of corporate aircraft, we have used a method that takes into account (i) landing/parking/flight planning services and expenses; (ii) crew travel expenses; (iii) supplies and catering; (iv) aircraft fuel and oil expenses; (v) maintenance, parts and external labor; (vi) customs, foreign permit and similar fees, if any; and (vii) passenger ground transportation. Incremental cost does not include an allocable share of the fixed costs associated with our ownership of the aircraft.

Grants of Plan-Based Awards in Fiscal Year 2011

The following table presents information concerning grants of plan-based awards to each of the named executive officers during the fiscal year ended July 31, 2011.

Named Executive Officer	Grant Date	All Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
A. Jayson Adair	—	—	—	—
Vincent W. Mitz	10/4/10	100,000	32.76	1,156,940
	3/4/11	250,000	41.12	3,632,475
William E. Franklin	10/4/10	20,000	32.76	231,388
	10/15/10	40,000	34.22	484,104
	3/4/11	60,000	41.12	871,794
Russell D. Lowy	10/4/10	20,000	32.76	231,388
	3/4/11	80,000	41.12	1,162,392
Robert H. Vannuccini	10/4/10	20,000	32.76	231,388
	3/4/11	100,000	41.12	1,452,990

(1)	All option grants vest 20% on the one-year anniversary of the grant date and 1.67% each month thereafter, subject to the executive officer’s continued service to us on each such vesting date.

(2)	Amounts shown represent the grant date fair values of awards of stock options granted in the fiscal year 2011, which were computed in accordance with ASC Topic 718. There can be no assurances that the amounts disclosed will ever be realized. Assumptions used in the calculation of these amounts are included in Note 1, “Summary of Significant Accounting Policies — Stock Compensation” to our consolidated financial statements include in our Annual Report on Form 10-K for the fiscal year ended July 31, 2011.

Outstanding Equity Awards at 2011 Fiscal Year End

The following table presents certain information concerning equity awards held by the named executive officers at the end of the fiscal year ended July 31, 2011. This table includes unexercised and unvested option awards. Each equity grant is shown separately for each named executive officer.

Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Grant Date(1)	Option Exercise Price ($)	Option Expiration Date
A. Jayson Adair	9,100	—	10/21/2002	10.99	10/21/2012
	11,363	—	8/19/2003	8.80	8/19/2013
	100,000	—	1/22/2004	18.00	1/22/2014
	100,000	—	10/4/2005	24.03	10/4/2015
	150,330	49,670	9/28/2007	34.39	9/28/2017
	55,508	44,492	9/26/2008	39.55	9/26/2018
	900,000	1,100,000	4/14/2009	30.21	4/14/2019
Vincent W. Mitz	9,167	—	10/21/2002	10.99	10/21/2012
	17,500	—	8/19/2003	8.80	8/19/2013
	50,000	—	1/22/2004	18.00	1/22/2014
	40,000	—	10/4/2005	24.03	10/4/2015
	73,663	26,337	9/28/2007	34.39	9/28/2017
	21,508	18,492	9/26/2008	39.55	9/26/2018
	26,866	48,134	9/25/2009	32.86	9/25/2019
	26,426	73,574	3/4/2010	34.64	3/4/2020
	—	100,000	10/4/2010	32.76	10/4/2020
	—	250,000	3/4/2011	41.12	3/4/2021
William E. Franklin	13,999	—	3/15/2004	19.31	3/15/2014
	31,111	—	10/4/2005	24.03	10/4/2015
	35,330	14,670	9/28/2007	34.39	9/28/2017
	17,065	32,935	9/25/2009	32.86	9/25/2019
	—	20,000	10/4/2010	32.76	10/4/2020
	—	40,000	10/15/2010	34.22	10/15/2020
	—	60,000	3/4/2011	41.12	3/4/2021
Russell D. Lowy	30,000	—	10/21/2002	10.99	10/21/2012
	21,793	—	8/19/2003	8.80	8/19/2013
	40,000	—	1/22/2004	18.00	1/22/2014
	40,000	—	10/4/2005	24.03	10/4/2015
	35,330	14,670	9/28/2007	34.39	9/28/2017
	17,065	32,935	9/25/2009	32.86	9/25/2019
	—	20,000	10/4/2010	32.76	10/4/2020
	—	80,000	3/4/2011	41.12	3/4/2021
Robert H. Vannuccini	10,000	—	1/22/2004	18.00	1/22/2014
	20,000	—	10/4/2005	24.03	10/4/2015
	35,713	14,287	9/28/2007	34.39	9/28/2017
	10,175	9,825	9/26/2008	39.55	9/26/2018
	17,699	32,301	9/25/2009	32.86	9/25/2019
	—	20,000	10/4/2010	32.76	10/4/2020
	—	100,000	3/4/2011	41.12	3/4/2021

(1)	All option grants vest 20% on the one-year anniversary of the grant date and 1.67% each month thereafter, subject to the executive officer’s continued service to us on each such vesting date.

Option Exercises in Fiscal Year 2011

The following table provides certain information concerning stock option exercises by each of the named executive officers during the fiscal year ended July 31, 2011, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker’s commissions.

	Option Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
A. Jayson Adair	5,906	159,206
Vincent W. Mitz	—	—
William E. Franklin	—	—
Russell D. Lowy	30,000	669,537
Robert H. Vannuccini	—	—

(1)	Represents the fair market value of underlying securities on the date of exercise, less the exercise price.

Pension Benefits

We did not maintain any defined pension or defined contribution plans, other than our tax-qualified 401(k) plan, during our fiscal year ended July 31, 2011.

Potential Post-Employment Payments upon Termination or Change in Control

Employment Contracts and Severance Arrangements with Executive Officers

We are not a party to any written employment agreements with any of our named executive officers, except for an employment agreement we entered into in fiscal 2004 with William E. Franklin, our senior vice president and chief financial officer. We entered into employment agreements with Thomas Wylie, our senior vice president of human resources, Vincent Phillips, our senior vice president of information technology, and Matthew Burgener, our senior vice president of marketing, in fiscal years 2003, 2010, and 2011, respectively. None of these executives is a named executive officer. Each employment agreement sets forth the base salary, bonus opportunity, benefits and the responsibilities of each position in effect at the time of execution of the agreement. In addition, each agreement requires us to provide compensation to these officers in the event of termination of employment under certain circumstances. The employment agreements with Messrs. Franklin and Wylie were subsequently amended in September 2008 in order to comply with section 409A of the Internal Revenue Code.

Each employment agreement with Messrs. Franklin, Wylie, Phillips, and Burgener provides that in the event the executive’s employment is involuntarily terminated without cause or the executive resigns from his employment for “good reason,” such executive officer will be entitled to payment of 12 months of his then-current base salary payable after the date of termination according to a schedule that complies with section 409A of the Internal Revenue Code. Each employment agreement also provides that in the event the executive officer’s employment is terminated for any reason other than as previously described, including by reason of death or disability or “cause,” then the executive shall be entitled to receive severance benefits as provided under our then-existing severance and benefit plans and policies at the time of termination.

In each employment agreement described above, “cause” means any of the following: (i) willful or grossly negligent failure to substantially perform his duties; (ii) commission of gross misconduct which is injurious to us; (iii) breach of a material provision of the employment agreement or agreements incorporated therein; (iv) material violation of a federal or state law or regulation applicable to our business; (v) misappropriation or embezzlement of Company funds or an act of fraud or dishonesty upon us made by the executive; (vi) conviction of, or plea of nolo contendere to, a felony; or (vii) continued failure to comply with directives of senior management.

In each employment agreement described above, “good reason” means the executive’s resignation, if one or more of the following events shall have occurred (unless such event(s) applies generally to all of our senior management): without the executive’s prior written consent, (i) the assignment to the executive of any duties or the reduction of the executive’s duties, either of which results in a material diminution in the executive’s position or responsibilities in effect immediately prior to such assignment, or the removal of the executive from such position and responsibilities; (ii) a material reduction by us in his base salary as in effect immediately prior to such reduction; or (iii) any material breach by us of any material provision of the employment agreement.

Change in Control Provisions

The employment agreements entered into with Messrs. Franklin, Wylie, Phillips and Burgener do not provide for severance payments or acceleration of vesting of equity awards in the event of a change in control. Neither our 2001 Stock Option Plan nor our 2007 Equity Incentive Plan provide for the acceleration of outstanding options or other equity incentive awards in the event of a change in control (as defined in the plans), except in the limited circumstance where the successor corporation does not assume our outstanding options. When a successor corporation does not assume our options in the event of an acquisition or merger, the optionee will have the right to exercise the option or stock purchase right as to all the shares underlying the applicable options, including shares not otherwise vested or exercisable. The right to exercise the option or stock purchase right applies to all of our employees, including our named executive officers.

In the event of a change in control (as defined in the plans), if the awards to be granted are not assumed by the successor corporation, our compensation committee has the authority as administrator of the equity plan to accelerate the vesting of the awards.

Potential Payments upon Termination or Change in Control

None of our executive officers has an employment or other severance agreement that provides for payment of any amount in connection with termination of employment upon a change in control of the company, other than those payments otherwise due to Messrs. Franklin, Wylie, Phillips, and Burgener upon an involuntary termination or resignation for “good reason” (as defined in the agreements described above). Please see the section above entitled “Employment Contracts and Severance Agreements with Executive Officers” above for detailed descriptions of the agreements with named executive officers that govern post-employment payments and benefits. No payments are due in the event of voluntary termination of employment or termination of employment as a result of death or disability or for “cause” (as defined in the agreements described above).

Assuming the involuntary termination of employment (including resignation for “good reason”) of the named executive officers took place on July 31, 2011, no named executive officer would be entitled to receive severance payments and benefits other than those provided under our then-existing severance and benefits plans at the time of termination, except Mr. Franklin who would be eligible to receive payments totaling $300,000, the equivalent of twelve months of his 2010 base salary.

Equity Compensation Plan Information

The following table provides information as of July 31, 2011 with respect to shares of our common stock that may be issued upon the exercise of options and similar rights under all of our existing equity compensation plans, including our 2007 Equity Incentive Plan, our 2001 Stock Option Plan, our 1994 Employee Stock Purchase Plan, the 1994 Director Option Plan, the 1992 Stock Option Plan, the Copart, Inc. stand alone stock option award agreement dated April 14, 2009 (as amended on June 9, 2010) between Copart, Inc. and Willis J. Johnson (the “Johnson Option Agreement”), and the Copart, Inc. stand alone stock option award agreement dated April 14, 2009 (as amended on June 9, 2010) between Copart, Inc. and A. Jayson Adair (the “Adair Option Agreement”). Our 2001 Stock Option Plan was terminated in 2007; our 1992 Stock Option Plan was terminated in 2001; and our 1994 Director Option Plan was terminated in August 2003. No additional grants will be made under these plans but options granted prior to the termination of each plan remain outstanding and are subject to the terms of the applicable plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	8,352,597	(2)	$31.00	(3)	2,185,037	(4)
Equity compensation plans not approved by security holders	—		—		—
Total	8,352,597		$31.00		2,185,037

(1)	We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the 1994 Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under that plan. The 1994 Employee Stock Purchase Plan provides that shares of our common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock on the beginning of the offering period or a purchase date applicable to such offering period, whichever is lower.

(2)	Reflects the number of shares of common stock to be issued upon exercise of outstanding options under the 1992 Stock Option Plan, the 1994 Director Option Plan, the 2001 Stock Option Plan, the 2007 Equity Incentive Plan, the Johnson Option Agreement, and the Adair Option Agreement.

(3)	Reflects weighted average exercise price of outstanding options under the 1992 Stock Option Plan, the 1994 Director Option Plan, the 2001 Stock Option Plan, the 2007 Equity Incentive Plan, the Johnson Option Agreement, and the Adair Option Agreement.

(4)	Includes securities available for future issuance under the 1994 Employee Stock Purchase Plan and the 2007 Equity Incentive Plan. No securities are available for future issuance under the 2001 Stock Option Plan, 1992 Stock Option Plan and 1994 Director Option Plan.

RELATED PERSON TRANSACTIONS

Audit Committee Approval Policy

Our audit committee is responsible for the review, approval, or ratification of “related-person transactions” between Copart and related persons. Under SEC rules, a related person is any person who is or was since the beginning of the last fiscal year a director, officer, nominee for director, or 5% shareholder of Copart (and any of his or her immediate family members).

In 2007, our audit committee adopted a written policy with respect to related person transactions. Under the policy, any request for us to enter into a transaction with an executive officer, director, principal shareholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration, and approval. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

2011 Related Person Transactions

During fiscal 2011, we engaged in the related person transactions described in this section, all of which were approved by our audit committee. We believe that the terms of these transactions were no less favorable to us than could have been obtained from unaffiliated third parties.

Real Property Purchase

On November 15, 2010, we purchased real property and improvements that house our Fresno, California facility from Willis J. Johnson, our chairman, and his wife. The purchase price was $1.8 million, and the purchase price was determined based on an appraisal prepared by a licensed real estate appraiser. Previously, we leased the property from the Johnsons under a lease dated August 1, 1992 for a monthly rent of $15,192. The lease would otherwise have expired in 2019, and beginning in 2014, we had an option to purchase the property at fair market value.

Related Party Employment

We employ Brett Adair, the brother of A. Jayson Adair, our chief executive officer, in a non-executive position at a base salary of $175,000 per year. In fiscal 2011, we paid Mr. Adair a total of $275,000, consisting of $175,000 in base salary and $100,000 as a cash bonus. In addition, Mr. Adair received an annual automobile allowance of $1,800 for six months after which time he was provided the use of a company owned vehicle. We also granted Mr. Adair options to acquire 50,000 shares of our common stock at an exercise price per share of $41.12 on January 26, 2011. In addition, in October 2011, our compensation committee approved a grant to Mr. Adair of options to acquire 20,000 shares of our common stock at an exercise price equal to the closing price of our common stock in trading on NASDAQ on the first open trading day under our insider trading policy that follows announcement of our operating results for the quarter ended October 31, 2011.

Stock Repurchases

Since February 2003, we have maintained a stock repurchase program approved by our board of directors. As of September 23, 2011, the aggregate authorization under the program stood at 49.0 million shares, and we had repurchased approximately 20.5 million shares, leaving approximately 28.5 million shares available for repurchase. On January 14, 2011, we completed a self tender and repurchased approximately 10.5 million shares of our common stock at a price of $38.00 per share.

From time to time during the course of our repurchase program, we have repurchased stock directly from our executive officers on terms approved by our audit committee. During fiscal 2011, we purchased, as part of our on-going repurchase program, shares from certain executive officers described below:

On June 9, 2011, our audit and compensation committees authorized us to purchase up to 10,000 shares of common stock from Robert H. Vannuccini, our senior vice president, sales. As approved by the committees, the price per share that we paid to Mr. Vannuccini was to equal the closing sales price of our common stock on NASDAQ on the date that Mr. Vannuccini provided us with written notice of his intention to sell the shares. The written notice was to be delivered to us prior to July 15, 2011 on a day that NASDAQ was open for trading and was to specify the number of shares to be sold by Mr. Vannuccini. Any notice of sale delivered by Mr. Vannuccini after 5 p.m. (Pacific time) was to be treated as if received the following trading day. Mr. Vannuccini delivered a written notice to us on June 14, 2011, electing to sell 5,000 shares, and we repurchased these shares at a price per share of $44.45, the closing price of our stock in NASDAQ trading on June 14, 2011.

On June 15, 2011, our audit and compensation committees authorized us to purchase up to 90,000 shares of common stock from Thomas Wylie, our senior vice president, human resources. As approved by the committees, the price per share that we paid to Mr. Wylie was to equal the closing sales price of our common stock on NASDAQ on the date that Mr. Wylie provided us with written notice of his intention to sell the shares. The written notice was to be delivered to us prior to July 15, 2011 on a day that NASDAQ was open for trading and was to specify the number of shares to be sold by Mr. Wylie. Any notice of sale delivered by Mr. Wylie after 5 p.m. (Pacific time) was to be treated as if received the following trading day. Mr. Wylie delivered a written notice to us on June 16, 2011, electing to sell 27,619 shares, and we repurchased these shares at a price per share of $44.65, the closing price of our stock in NASDAQ trading on June 16, 2011.

One June, 15, 2011, our audit and compensation committees authorized us to purchase 10,620 shares of common stock from the WJ Foundation, an entity controlled by our executive chairman, Willis J. Johnson. As approved by the committees, the price per share that we paid to the WJ Foundation was to equal the closing sales price of our common stock on NASDAQ on the date that the WJ Foundation provided us with written notice of its intention to sell the shares. The written notice was to be delivered to us prior to July 15, 2011 on a day that NASDAQ was open for trading and was to specify the number of shares to be sold by the WJ Foundation. Any notice of sale delivered by the WJ Foundation after 5 p.m. (Pacific time) was to be treated as if received the following trading day. The WJ Foundation delivered a written notice to us on June 16, 2011, electing to sell 10,620 shares, and we repurchased these shares at a price per share of $44.65, the closing price of our stock in NASDAQ trading on June 16, 2011.

Home Relocation Program

In connection with moving our corporate headquarters from California to Texas, we implemented a non-compensatory relocation home purchase program for certain of our executive officers in compliance with Internal Revenue Service Revenue Ruling 2005-74. Under the program, we entered into a binding contract with the executive officer for the purchase of his personal residence in California based on separate appraisals of the property prepared by two licensed real estate appraisers. In order for the appraisals to be used for purposes of entering a purchase agreement with the executive, the two appraised values could not vary by more than five percent. Following the sale to us, the executive bore no risk with respect to future losses associated with our sale of the property and would not benefit from any gains we may realize.

As of October 13, 2011, we had purchased the following homes from our executive officers for the following prices:

Executive	Purchase Date	Purchase Price
Vincent W. Mitz	May 11, 2011	$1,364,500
William E. Franklin	August 4, 2011	$1,675,000
Paul A. Styer	September 7, 2011	$3,100,000
Russell D. Lowy	September 26, 2011	$ 742,100

In addition, we made a compensatory purchase of Robert H. Vannuccini’s principal residence on May 23, 2011. The purchase was deemed compensatory because the $748,981 purchase price exceeded the appraised value of $580,000. The purchase price for Mr. Vannuccini’s home equaled his outstanding mortgage commitment with respect to the home. As a result, Mr. Vannuccini was deemed to have ordinary income with respect to the sale equal to $168,981, and Mr. Vannuccini is responsible for satisfying all associated tax obligations.

SECTION 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely upon review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended July 31, 2011, all Section 16(a) filing requirements applicable to our officers, directors and holders of more than ten percent of our common stock were satisfied.

SECURITY OWNERSHIP

The following table sets forth certain information known to us regarding the ownership of our common stock as of October 13, 2011 by (i) all persons known by us to be beneficial owners of five percent or more of our common stock; (ii) each of our current directors and nominees for director; (iii) any other named executive officers (as defined in the section of this Proxy Statement entitled “Executive Compensation — Summary Compensation Table”); and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined based on SEC rules and includes certain stock options exercisable within 60 days of October 13, 2011. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percent of Total Shares Outstanding (2)
Named executive officers and directors:
Willis J. Johnson (3)	9,982,655	15.1%
Thomas W. Smith (4)	3,226,162	4.9%
A. Jayson Adair (5)	2,216,537	3.4%
Robert H. Vannuccini (6)	108,203	*
Daniel J. Englander (7)	218,950	*
Vincent W. Mitz (8)	311,191	*
Steven D. Cohan (9)	120,006	*
James E. Meeks (10)	132,084	*
William E. Franklin (11)	121,145	*
Matt Blunt (12)	40,000	*
Russell D. Lowy (13)	206,448	*
All directors and executive officers as a group (17 persons) (14)	17,036,795	25.8%

*	Represents less than 1% of our outstanding common stock.

(1)	Unless otherwise set forth, the mailing address for each of the persons listed in this table is: c/o Copart, Inc., 4665 Business Center Drive, Fairfield, California 94534.

(2)	Based on 66,005,517 shares outstanding as of July 31, 2011, the end of our 2011 fiscal year.

(3)	Includes 5,083,021 shares held by a revocable trust, of which Mr. Johnson and his wife are trustees; 3,601,814 shares held by limited partnerships of which Mr. Johnson and his wife are general partners. Also includes options to acquire 1,297,820 shares of common stock held by Mr. Johnson that are exercisable within 60 days after October 13, 2011.

(4)	Includes 1,211,250 shares beneficially owned by Mr. Smith over which he exercises sole voting and dispositive power. Also includes 1,944,912 shares (the “Managed Account Shares”) beneficially owned by Mr. Smith in his capacity as investment manager for certain managed accounts (the “Managed Accounts”). Mr. Smith shares voting and investment control over 1,924,912 with co-investment managers of certain of the Managed Accounts and has sole voting power and sole dispositive power over 20,000 of the Managed Account Shares. Mr. Smith disclaims beneficial ownership of the Managed Account Shares except to the extent of his pecuniary interest therein. Mr. Smith, the co-managers of the Managed Accounts and the Managed Accounts may constitute a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. Also includes options to acquire 70,000 shares of common stock held by Mr. Smith that are exercisable within 60 days after October 13, 2011. The mailing address for Mr. Smith and the co-managers of the Managed Accounts is c/o Prescott Investors, 323 Railroad Avenue, Greenwich, CT 06830.

(5)	Includes 537,123 shares held directly, 186,819 shares held by a revocable trust, for which Mr. Adair and his wife are trustees, and 12,348 shares held by irrevocable trusts for the benefit of members of Mr. Adair’s immediate family. Also includes options to acquire 1,480,247 shares of common stock held by Mr. Adair that are exercisable within 60 days after October 13, 2011.

(6)	Includes 2,000 shares held directly, and options to acquire 106,203 shares of common stock held by Mr. Vannuccini that are exercisable within 60 days after October 13, 2011.

(7)	Includes 119,950 shares held by Ursula Capital Partners and 9,000 shares stock held directly by Mr. Englander. Ursula Capital Partners is an investment partnership for which Mr. Englander serves as the sole general partner. Mr. Englander disclaims beneficial ownership of the shares held by Ursula Capital Partners except to the extent of his pecuniary interest therein. Also includes options to acquire 90,000 shares of common stock held by Mr. Englander that are exercisable within 60 days after October 13, 2011.

(8)	Includes 3 shares held directly and options to acquire 311,188 shares of common stock held by Mr. Mitz that are exercisable within 60 days after October 13, 2011.

(9)	Includes 6 shares owned directly and options to acquire 120,000 shares of common stock held by Mr. Cohan that are exercisable within 60 days after October 13, 2011.

(10)	Includes options to acquire 132,084 shares of common stock held by Mr. Meeks that are exercisable within 60 days after October 13, 2011.

(11)	Includes 3,449 shares held directly and options to acquire 117,696 shares of common stock held by Mr. Franklin that are exercisable within 60 days after October 13, 2011.

(12)	Includes options to acquire 40,000 shares of common stock held by Mr. Blunt that are exercisable within 60 days after October 13, 2011.

(13)	Includes 10,736 shares held directly and options to acquire 195,712 shares of common stock held by Mr. Lowy that are exercisable within 60 days after October 13, 2011.

(14)	Includes 12,793,241 shares and options to acquire 4,243,554 shares of common stock held by all executive officers and directors as a group that are exercisable within 60 days after October 13, 2011.

OTHER MATTERS

OTHER MATTERS

We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy to vote the shares they represent as our board of directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy.

ADJOURNMENT OF THE 2011 ANNUAL MEETING

In the event that there are not sufficient votes to approve any proposal incorporated in this proxy statement at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies from holders of our common stock. Proxies that are being solicited by our board of directors grant discretionary authority to vote for any adjournment, if necessary. If it is necessary to adjourn the annual meeting, and the adjournment is for a period of less than 45 days, no notice of the time and place of the adjourned meeting is required to be given to the shareholders other than an announcement of the time and place at the annual meeting. A majority of the shares represented and voting at the annual meeting is required to approve the adjournment, regardless of whether there is a quorum present at the annual meeting.

ANNUAL REPORT

A copy of our Annual Report for the fiscal year ended July 31, 2011 has been mailed concurrently with this proxy statement to all shareholders entitled to notice of, and to vote at, the annual meeting. The Annual Report is not incorporated into this proxy statement and is not proxy soliciting material.

For the Board of Directors
COPART, INC.

Paul A. Styer,
Secretary

Dated: November 14, 2011

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF
PROXY MATERIALS FOR THE 2011 ANNUAL MEETING:

The Proxy Statement and 2011 Annual Report are available free of charge at www.investorvote.com/CPRT.

Specific Internet voting instructions are also included in the proxy card.

Site of the Copart, Inc. 2011 Annual Shareholder Meeting

Directions to:	Copart, Inc. Dallas Offices 13747 Montfort Drive, Suite 310 Dallas, Texas 75240

From:	Dallas Fort Worth International Airport

Head towards the north exit
Take the ramp onto International Parkway (partial toll road)
Continue onto TX-121 N
Take the exit onto I-635 E
Take exit 22C to merge onto Dallas North Tollway N (partial toll road)
Take the exit toward Spring Valley Rd/Quorum Dr/Verde Valley Ln (toll road)
Merge onto Dallas Pkwy
Turn right onto Southern Blvd
Take the 3rd right onto Montfort Drive
Destination will be on the right

EXHIBIT A

AGREEMENT AND PLAN OF MERGER OF
COPART, INC.,
A DELAWARE CORPORATION,

AND

COPART, INC.,
A CALIFORNIA CORPORATION

This AGREEMENT AND PLAN OF MERGER, dated as of December __, 2011 (the “Merger Agreement”), is made by and between Copart, Inc., a Delaware corporation (“CPRT Delaware”), and Copart, Inc., a California corporation (“CPRT California”). CPRT Delaware and CPRT California are sometimes referred to herein as the “Constituent Corporations.” CPRT Delaware is a wholly-owned subsidiary of CPRT California.

RECITALS

A.   CPRT Delaware is a corporation duly incorporated and existing under the laws of the State of Delaware and has a total authorized capital stock of 185,000,000 shares, of which 180,000,000 are designated common stock, par value $0.0001 per share (the “CPRT Delaware Common Stock.”), and 5,000,000 are designated Preferred Stock, par value $0.0001 per share (the “CPRT Delaware Preferred Stock”). The CPRT Delaware Preferred Stock is undesignated as to series, rights, preferences, privileges or restrictions. As of the date hereof, and before giving effect to the transactions contemplated hereby, 100 shares of CPRT Delaware Common Stock are issued and outstanding, all of which are held by CPRT California, and no shares of CPRT Delaware Preferred Stock are issued and outstanding.

B.   CPRT California is a corporation duly incorporated and existing under the laws of the State of California and has a total authorized capital stock of 185,000,000 shares, of which 180,000,000 are designated common stock, no par value (the “CPRT California Common Stock”), and 5,000,000 are designated Preferred Stock, no par value (the “CPRT California Preferred Stock”). 4,000,000 of the CPRT California Preferred Stock is undesignated as to series, rights, preferences, privileges or restrictions and 1,000,000 of the CPRT California Preferred Stock is designated Series A Participating Preferred Stock pursuant to the Certificate of Determination of Rights, Preferences and Privileges of Series A Participating Preferred Stock, filed March 14, 2003 with the Secretary of State of the State of California. As of the date hereof, and before giving effect to the transactions contemplated hereby, _______ shares of CPRT California Common Stock and no shares of CPRT California Preferred Stock are issued and outstanding.

C.   The Board of Directors of CPRT California has determined that, for the purpose of effecting the reincorporation of CPRT California in the State of Delaware, it is advisable and in the best interests of CPRT California and its shareholders that CPRT California merge with and into CPRT Delaware upon the terms and conditions herein provided.

D.   The respective Boards of Directors of the Constituent Corporations, the shareholders of CPRT California and the stockholder of CPRT Delaware have approved this Merger Agreement and have directed that this Merger Agreement be executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, CPRT Delaware and CPRT California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.	MERGER

(a)   Merger. In accordance with the provisions of this Merger Agreement, the General Corporation Law of the State of Delaware (the “DGCL”) and the California Corporations Code, CPRT California shall be merged with and into CPRT Delaware (the “Merger”), the separate existence of CPRT California shall cease and CPRT Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be Copart, Inc.

(b)   Filing and Effectiveness. The Merger shall become effective in accordance with Section 1108 of the California Corporations Code and Section 252 of the DGCL. The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date.”

(c)   Effect of the Merger. Upon the Effective Date, the separate existence of CPRT California shall cease, and CPRT Delaware, as the Surviving Corporation, shall: (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) be subject to all actions previously taken by its and CPRT California’s Boards of Directors, (iii) succeed, without other transfer, to all of the assets, rights, powers and property of CPRT California in the manner as more fully set forth in Section 259 of the DGCL, (iv) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date, and (v) succeed, without other transfer, to all of the debts, liabilities and obligations of CPRT California in the same manner as if CPRT Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the California Corporations Code.

2.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

(a)   Certificate of Incorporation. The Certificate of Incorporation of CPRT Delaware as in effect immediately prior to the Effective Date (the “Certificate of Incorporation”) shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

(b)   Bylaws. The Bylaws of CPRT Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

(c)   Directors and Officers. The directors and officers of CPRT California immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.   MANNER OF CONVERSION OF STOCK

(a)   CPRT California Common Stock. Upon the Effective Date, each share of CPRT California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of CPRT Delaware Common Stock.

(b)   CPRT Delaware Common Stock. Upon the Effective Date, each share of CPRT Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by CPRT Delaware, or the holder of such shares or any other person, be cancelled and returned to the status of authorized and unissued shares of CPRT Delaware Common Stock, without any consideration being delivered in respect thereof.

(c)   Shareholder Rights Plan. Shares of CPRT Delaware Common Stock that shall be issuable to shareholders of CPRT California Common Stock pursuant to Section 3(a) hereof shall not include the associated rights (the “Rights”) issued pursuant to the Preferred Stock Rights Agreement between CPRT California and Equiserve Trust Company, N.A., dated as of March 6, 2003, as amended as of March 14, 2006 and as further amended for purposes of termination of such agreement as of the Effective Date of the Merger.

(d)   Exchange of Certificates. After the Effective Date, each holder of an outstanding certificate representing shares of CPRT California Common Stock may, at such shareholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of CPRT Delaware Common Stock into which the shares formerly representing by the surrendered certificate were converted as herein provided. Until so surrendered, each certificate representing shares of CPRT California Common Stock outstanding immediately prior to the Effective Date shall be deemed for all purposes, from and after the Effective Date, to represent the number of shares of CPRT Delaware Common Stock into which such shares of CPRT California Common Stock were converted and the associated Rights in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of CPRT Delaware Common Stock represented by such certificate as provided above.

Each certificate representing shares of CPRT Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificate of CPRT California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

(e)   CPRT California Equity Incentive Plans

(i)   Upon the Effective Date, the Surviving Corporation shall assume and continue any and all stock option, stock incentive, employee benefit and other equity-based award plans heretofore adopted by CPRT California (collectively, the “Plans”). Each outstanding and unexercised option, warrant or right to purchase or receive, or security convertible into, CPRT California Common Stock shall become an option, warrant or right to purchase or receive, or security convertible into, CPRT Delaware Common Stock on the basis of one (1) share of CPRT Delaware Common Stock for each share of CPRT California Common Stock issuable pursuant to any such option, warrant or right to purchase or receive, or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such option, warrant or right to purchase or receive, or security convertible into, CPRT California Common Stock at the Effective Date. No other changes in the terms and conditions of such options will occur.

(ii)   A number of shares of CPRT Delaware Common Stock shall be reserved for issuance under the Plans equal to the number of shares of CPRT California Common Stock so reserved immediately prior to the Effective Date.

4.   CONDITIONS

(a)   Conditions to CPRT California’s Obligations. The obligations of CPRT California under this Merger Agreement shall be conditioned upon the occurrence of the following events:

(i)   The principal terms of this Merger Agreement shall have been duly approved by the shareholders of CPRT California;

(ii)   Any consents, approvals or authorizations that CPRT California deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained, including, but not limited to, approvals with respect to federal and state securities laws; and

(iii)   The CPRT Delaware Common Stock to be issued and reserved for issuance in connection with the Merger shall have been approved for listing by the NASDAQ Stock Market.

5.   GENERAL

(a)   Covenants of CPRT Delaware. CPRT Delaware covenants and agrees that it will, on or before the Effective Date:

(i)   Qualify to do business as a foreign corporation in the State of California and, in connection therewith, appoint an agent for service of process as required under the provisions of Section 2105 of the California Corporations Code;

(ii)   File this Merger Agreement with the Secretary of State of the State of California; and

(iii)   Take such other actions as may be required by the California Corporations Code.

(b)   FIRPTA Notification. On the Effective Date of the Merger, CPRT California shall deliver to CPRT Delaware a properly executed statement (the “Statement”), conforming to the requirements of Treasury Regulation Sections 1.897-2(h)(2) and 1.1445-2(c)(3), certifying that no interest in CPRT California is a United States real property interest as defined in Section 897(c) of the Code. CPRT California shall deliver to the Internal Revenue service a notice regarding the Statement in accordance with the requirements of Treasury Regulation Section 1.897-2 (h)(2).

(c)   Reorganization for Tax Purposes. This Merger Agreement is intended to constitute a plan of reorganization adopted by the parties hereto within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder. The Merger is intended to constitute a reorganization within the meaning of Code Section 368(a)(1)(F).

(d)   Further Assurances. From time to time, as and when required by CPRT Delaware or by its successors or assigns, there shall be executed and delivered on behalf of CPRT California such deeds and other instruments, and there shall be taken or caused to be taken by CPRT Delaware and CPRT California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by CPRT Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CPRT California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of CPRT Delaware are fully authorized in the name and on behalf of CPRT California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

(e)   Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Merger Agreement by the shareholders of CPRT California or by the sole stockholder of CPRT Delaware, or by both. In the event of the termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no obligations on either Constituent Corporation or their respective Board of Directors, shareholders or stockholders with respect thereto.

(f)   Amendment. The Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the filing of this Merger Agreement with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the stockholders or shareholders of either Constituent Corporation shall not, unless approved by such stockholders or shareholders as required by law:

(i)   Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;

(ii)   Alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or

(iii)   Alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

(g)   Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware, 19808, and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

(h)   Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California Corporations Code.

(i)   Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Merger Agreement, having first been approved by resolutions of the Boards of Directors of Copart, Inc., a Delaware corporation, and Copart, Inc., a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

COPART, INC. a Delaware corporation

By:
A. Jayson Adair Chief Executive Officer

By:
William E. Franklin Senior Vice President and Chief Financial Officer

COPART, INC. a California corporation

By:
A. Jayson Adair Chief Executive Officer

By:
William E. Franklin Senior Vice President and Chief Financial Officer

EXHIBIT B

COPART, INC.

CERTIFICATE OF INCORPORATION

ARTICLE I

The name of the corporation is Copart, Inc.

ARTICLE II

The address of the corporation’s registered office in the State of Delaware is 2711 Centerville Road, City of Wilmington, County of New Castle, 19808. The name of the registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

A.   Authorized Shares. The total number of shares of stock that the corporation shall have authority to issue is 185,000,000, consisting of the following:

(i).   Common Stock. 180,000,000 shares of Common Stock, par value $0.0001 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of stockholders; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designation (as defined herein) relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock).

(ii).   Blank Check Preferred Stock. 5,000,000 shares of Preferred Stock, par value $0.0001 per share, which may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors), and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being referred to herein as a “Preferred Stock Designation”). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

B.   Vote to Increase or Decrease Authorized Shares. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

A.   Board Size. The number of directors that constitutes the entire Board of Directors of the corporation shall be fixed by, or in the manner provided in, the Bylaws of the corporation. At each annual meeting of stockholders, directors of the corporation shall be elected to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

B.   Vacancies. Vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next succeeding annual meeting of stockholders and until his or her successor shall be duly elected and qualified or until his or her earlier resignation or removal.

ARTICLE VI

Except as otherwise provided in the Bylaws, the Bylaws may be amended or repealed or new Bylaws adopted by the vote or written consent of holders of a majority of the voting power of the outstanding shares entitled to vote generally in the election of directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the corporation is expressly authorized to adopt, amend or repeal the Bylaws of the corporation.

ARTICLE VII

Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

ARTICLE VIII

A.   Stockholder Action by Written Consent. Any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by holders of record on the record date (established in the manner provided in Paragraph B of this Article VIII) of outstanding shares of the corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided, however, that in the case of the election or removal of directors by written consent, such consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors.

B.   Record Date. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the attention of the Secretary of the corporation, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Paragraph B of Article VIII). If no record date has been fixed by the Board of Directors within ten days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

ARTICLE IX

At any election of directors of the corporation, a holder of any class or series of stock then entitled to vote in such election shall be entitled to as many votes as shall equal the number of votes which (except for this Article IX as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to such holder’s shares of stock multiplied by the number of directors to be elected in the election in which such holder’s class or series of shares is entitled to vote, and such holder may cast all of such votes for a single director or may distribute them among the number to be voted for or for any two or more of them as such holder may see fit.

ARTICLE X

Special meetings of the stockholders may be called at any time by the Board of Directors acting pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships), the chairman of the Board of Directors, or the chief executive officer, and special meetings may not be called by any other person or persons; provided, however, that special meetings of the stockholders of the corporation shall be called by the secretary of the corporation following his or her receipt at the principal executive offices of the corporation of one or more written demands to call a special meeting of the stockholders submitted by or on behalf of the holder or holders of record of at least ten percent (10%) of the total voting power of all issued and outstanding shares of capital stock of the corporation entitled to vote generally in the election of the Board of Directors (the “Requisite Percentage”); provided, further, that such stockholder demand or demands shall have been submitted in accordance with and in the form required by the Bylaws. Special meetings of the stockholders of the corporation (including those called by the secretary following receipt of a written demand or demands from stockholders holding the Requisite Percentage) shall be held on such date, at such time, and at such place, if any, as shall be designated by the Board of Directors and stated in the corporation’s notice of meeting. In the case of a special meeting called by the secretary following receipt of a written demand or demands from stockholders holding the Requisite Percentage, the date of such special meeting, as fixed by the Board of Directors in accordance with this Article X and the Bylaws, shall not be fewer than thirty (30) days nor more than ninety (90) days (the “Outside Date”) after the date a demand or demands by stockholders holding the Requisite Percentage have been received by the secretary of the corporation at the principal executive offices of the corporation in accordance with this Article X and the Bylaws. To be in proper form, a demand or demands from stockholders holding the Requisite Percentage shall include the information, documents, and instruments specified in the Bylaws. The Board of Directors may postpone or reschedule any previously scheduled special meeting; provided, however, that the Board of Directors may not reschedule a special meeting called in response to a written demand or demands to call such meeting received by the secretary from stockholders holding the Requisite Percentage nor may the Board of Directors postpone such meeting beyond the Outside Date.

ARTICLE XI

A.   Director Exculpation. To the fullest extent permitted by the DGCL, as it presently exists, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

B.   Permissive Indemnification. The corporation shall have the power to indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, she, his or her testator or his or her intestate is or was a director, officer, employee or agent of the corporation or any predecessor of the corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the corporation or any predecessor to the corporation.

C.   Vested Rights. Neither any amendment nor repeal of this Article XI, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws of the corporation inconsistent with this Article XI, shall eliminate or reduce the effect of this Article XI in respect of any matter occurring, or any cause of action, suit, claim or proceeding accruing or arising or that, but for this Article XI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE XII

Except as provided in Article XI above, the corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XIII

Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the corporation, (B) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (C) any action or proceeding asserting a claim arising pursuant to any provision of the DGCL or the corporation’s Certificate of Incorporation or Bylaws, or (D) any action or proceeding asserting a claim governed by the internal affairs doctrine.

ARTICLE XIV

Pursuant to Section 203(b)(1) of the DGCL, the corporation shall not be governed by the provisions of Section 203 of the DGCL.

ARTICLE XV

The name and mailing address of the incorporator are as follows:

Paul A. Styer c/o Copart, Inc. 4665 Business Center Drive Fairfield, California 94534

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and, accordingly, have hereto set my hand this __ day of _______, 2011.

EXHIBIT C

COPART, INC.

BYLAWS

ARTICLE I — STOCKHOLDERS

Section 1.        Annual Meeting.

(1)   An annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

(2)   Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s proxy materials with respect to such meeting, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of record of the Corporation (the “Record Stockholder”) at the time of the giving of the notice required in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section. For the avoidance of doubt, the foregoing clause (c) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)) at an annual meeting of stockholders.

(3)   For nominations or business to be properly brought before an annual meeting by a Record Stockholder pursuant to clause (c) of the foregoing paragraph, (a) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (b) any such business must be a proper matter for stockholder action under Delaware law and (c) the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement required by these Bylaws. To be timely, a Record Stockholder’s notice shall be received by the Secretary at the principal executive offices of the Corporation not less than 45 or more than 75 days prior to the one-year anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that, subject to the last sentence of this Section 1(3), if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the Record Stockholder to be timely must be so received not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the Board of Directors made by the Corporation at least 10 days before the last day a Record Stockholder may deliver a notice of nomination in accordance with the preceding sentence, a Record Stockholder’s notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. In no event shall an adjournment, or postponement of an annual meeting for which notice has been given, commence a new time period for the giving of a Record Stockholder’s notice.

(4)   Such Record Stockholder’s notice shall set forth:

a.   if such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to serve as a director if elected;

b.   as to any business that the Record Stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such Record Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

c.   as to (1) the Record Stockholder giving the notice and (2) the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “party”):

(i)   the name and address of each such party;

(ii)   (A) the class, series, and number of shares of the Corporation that are owned, directly or indirectly, beneficially and of record by each such party, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which either party has a right to vote, directly or indirectly, any shares of any security of the Corporation, (D) any short interest in any security of the Corporation held by each such party (for purposes of this Section 1(4), a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which either party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party’s immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such stockholder or such beneficial owner, as the case may be, not later than 10 days after the record date for determining the stockholders entitled to vote at the meeting; provided, that if such date is after the date of the meeting, not later than the day prior to the meeting);

(iii)   any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or the election of directors in a contested election pursuant to Section 14 of the Exchange Act; and

(iv)   a statement whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the Record Stockholder or beneficial holder, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated by the Record Stockholder (such statement, a “Solicitation Statement”).

(5)   A person shall not be eligible for election or re-election as a director at an annual meeting unless (i) the person is nominated by a Record Stockholder in accordance with Section 1(2)(c) or (ii) the person is nominated by or at the direction of the Board of Directors. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(6)   For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(7)   Notwithstanding the foregoing provisions of this Section 1, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1. Nothing in this Section 1 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.        Special Meetings.

(1)   Special meetings of the stockholders, other than those required by statute, may be called at any time by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, the Chairman of the Board, and the chief executive officer. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Special meetings of the stockholders shall also be called by the Secretary of the Corporation following his or her receipt at the principal executive offices of the Corporation of one or more written demands to call a special meeting of the stockholders submitted by or on behalf of the Record Stockholder or Record Stockholders of at least ten percent (10%) of the total voting power of all issued and outstanding shares of capital stock of the Corporation entitled to vote generally in the election of the Board of Directors (the “Requisite Percentage”), provided, that such stockholder demand or demands shall have been submitted in accordance with and in the form required by Article X of the Certificate of Incorporation and these Bylaws. Special meetings of the stockholders of the Corporation (including those called by the Secretary following receipt of a written demand or demands from Record Stockholders holding the Requisite Percentage) shall be held on such date, at such time, and at such place, if any, as shall be designated by the Board of Directors and stated in the Corporation’s notice of meeting. In the case of a special meeting called by the Secretary following receipt of a written demand or demands from Record Stockholders holding the Requisite Percentage, the date of such special meeting, as fixed by the Board of Directors in accordance with Article X of the Certificate of Incorporation and these Bylaws, shall not be fewer than thirty (30) days nor more than ninety (90) days (the “Outside Date”) after the date a demand or demands by Record Stockholders holding the Requisite Percentage have been received by the Secretary of the Corporation at the principal executive offices of the Corporation in accordance with Article X of the Certificate of Incorporation and these Bylaws. To be in proper form, a demand or demands from Record Stockholders holding the Requisite Percentage shall include the information, documents and instruments specified in Section 2(3) of these Bylaws. The Board of Directors may postpone or reschedule any previously scheduled special meeting; provided, however, that the Board of Directors may not reschedule a special meeting called in response to a written demand or demands to call such meeting received by the Secretary from Record Stockholders holding the Requisite Percentage nor may the Board of Directors postpone such meeting beyond the Outside Date.

(2)   A stockholder may not submit a written request to call a special meeting unless such stockholder is a holder of record of voting stock on the record date fixed to determine the stockholders entitled to request the call of a special meeting. Any Record Stockholder seeking to call a special meeting to transact business shall, by written notice to the Secretary, request that the Board of Directors fix a record date. A written request to fix a record date shall include all of the information that must be included in a written request to call a special meeting from a Record Stockholder who is not a Solicited Stockholder, as set forth in Section 2(3) of this Article I. The Board of Directors may, within 10 days of the Secretary’s receipt of a request to fix a record date, fix a record date to determine the stockholders entitled to request the call of a special meeting, which date shall not precede, and shall not be more than 10 days after, the date upon which the resolution fixing the record date is adopted. If a record date is not fixed by the Board of Directors, the record date shall be the date that the first written request to call a special meeting is received by the Secretary with respect to the proposed business to be conducted at a special meeting.

(3)   Each written request for a special meeting shall include the following: (i) the signature of the Record Stockholder signing such request and the date such request was signed; (ii) the purpose or purposes for which the special meeting is to be called and, as to each purpose, a reasonably brief description of such purpose, a reasonably brief description of the specific proposal to be made or business to be conducted at the special meeting in connection with such purpose, the text of any proposal or business to be considered at the special meeting in connection with such purpose (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend these Bylaws, the language of the proposed amendment), and the reasons for calling a special meeting of stockholders for such purpose; and (iii) for each written request submitted by a person or entity other than a Solicited Stockholder, as to the Record Stockholder signing such request and the beneficial owner (if any) on whose behalf such request is made (each, a “party”): (1) any material interest of such party in one or more of the items of business proposed to be transacted at the special meeting; (2) a description of all agreements, arrangements and understandings between any such parties and any other person or persons (including their names) in connection with the proposal or business to be considered at the special meeting; (3) the information set forth in Section 1(4)(c)(i)-(iii) of this Article I and, if a purpose for which the special meeting is to be called is the election of one or more directors to the Board of Directors, the name of each person such party proposes to nominate at the special meeting for election to the Board of Directors (each, a “nominee”), and as to each such nominee, all information that would be required to be set forth in a stockholder’s notice for nominations of directors at annual meetings of stockholders as set forth in Section 1(4)(a) of this Article I; and (4) a representation that the Record Stockholder signing the request will be a record holder on the date of the Special Meeting and a representation whether or not any such party or any group of which such party is or will be a member will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the Record Stockholder or beneficial holder, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated by the Record Stockholder (such representations, a “Special Meeting Solicitation Statement”). For purposes of this bylaw, “Solicited Stockholder” means any stockholder that has provided a request in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A

(4)   A Record Stockholder may revoke a request to call a special meeting by written revocation delivered to the Secretary at any time prior to the special meeting; provided, however, that if any such revocation(s) are received by the Secretary after the Secretary’s receipt of written requests from the holders of the Requisite Percentage of voting stock, and as a result of such revocation(s), there no longer are unrevoked requests from the Requisite Percentage of voting stock to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting. A business proposal shall not be presented for stockholder action at any special meeting if (i) any Record Stockholder or beneficial owner who has provided a Special Meeting Solicitation Statement with respect to such proposal does not act in accordance with the representations set forth therein or (ii) the business proposal appeared in a written request submitted by a Record Stockholder or beneficial owner who did not provide the information required by Section 1(4)(c)(ii) in accordance with such Section.

(5)   The Secretary shall not accept, and shall consider ineffective, a written request from a Record Stockholder to call a special meeting that does not comply with the preceding provisions of this bylaw, that relates to an item of business that is not a proper subject for stockholder action under applicable law, if such request is delivered between the time beginning on the 61st day after the earliest date of signature on a written request that has been delivered to the Secretary relating to an identical or substantially similar item (such item, a “Similar Item”) and ending on the one-year anniversary of such earliest date, if a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the 90th day after the Secretary receives such written request, or if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the Secretary of such request to call a special meeting.

(6)   The Board of Directors shall determine in good faith whether the requirements set forth in Section 2(5)(i) through (v) of this Article I have been satisfied. Either the Secretary or the Board of Directors shall determine in good faith whether all other requirements set forth in this bylaw have been satisfied. Any determination made pursuant to this paragraph shall be binding on the Corporation and its stockholders.

(7)   The Board of Directors may submit its own proposal or proposals for consideration at any special meeting. The record date or record dates for a special meeting shall be fixed in accordance with Section 213 (or its successor provision) of the Delaware General Corporation Law. Business transacted at any special meeting shall be limited to the purposes stated in the notice of such meeting.

(8)   Only such business shall be conducted at a special meeting of stockholders as shall be a proper matter for stockholder action under Delaware law and shall have been brought before the meeting by or at the direction of the Board of Directors (including in accordance with a notice sent pursuant to the fourth sentence of Section 2(1) of this Article I). The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors or (b) by any Record Stockholder at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers a written notice to the Secretary setting forth the information set forth in Section 1(4)(a) and 1(4)(c) of this Article I. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders only if such Records Stockholder’s notice required by the preceding sentence shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment, or postponement of a special meeting for which notice has been given, commence a new time period for the giving of a Record Stockholder’s notice. A person shall not be eligible for election or reelection as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a Record Stockholder in accordance with the notice procedures set forth in this Article I.

(9)   Notwithstanding the foregoing provisions of this Section 2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2. Nothing in this Section 2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 3.        Notice of Meetings.

Notice of the place, if any, date, and time of all meetings of the stockholders, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given to each stockholder in conformity herewith. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the

Board of Directors and, except as otherwise required by law, shall not be more than 60 nor less than 10 days before the date of such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4.        Quorum.

At any meeting of the stockholders, the holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or by the rules of any stock exchange upon which the Corporation’s securities are listed. Where a separate vote by a class or classes or series is required, a majority of the voting power of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date, or time.

Section 5.        Organization.

Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the voting power of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

Section 6.        Conduct of Business.

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 7.        Proxies and Voting.

At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law or the rules of any stock exchange upon which the Corporation’s securities are listed, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto, including any provisions for cumulative voting.

Section 8.        Stock List.

The officer who has charge of the stock ledger of the Corporation shall, at least 10 days before every meeting of stockholders, prepare and make a complete list of stockholders entitled to vote at any meeting of stockholders, provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date, arranged in alphabetical order and showing the address of each such stockholder and the number of shares registered in his or her name. Such list shall be open to the examination of any stockholder for a period of at least 10 days prior to the meeting in the manner provided by law.

A stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine (a) the identity of the stockholders entitled to examine such stock list and to vote at the meeting and (b) the number of shares held by each of them.

Section 9.        Stockholder Action by Written Consent without a Meeting.

Any action which may be taken at an annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be (i) signed by the holders of record on the record date (established in the manner set forth in Section 3 of Article V) of outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided, however, that in the case of the election or removal of directors by written consent, such consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors, and (b) delivered to the Corporation in accordance with Section 228 of the Delaware General Corporation Law.

ARTICLE II — BOARD OF DIRECTORS

Section 1.        Number and Term of Office.

Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall be not less than five (5) nor more than nine (9) directors. The exact number of directors within the limits specified shall be set, and may be changed from time to time, by a resolution duly adopted by the Board of Directors. The limits may be changed, or a single number fixed without provision for variation, by an amendment to these Bylaws duly adopted by the vote or written consent of a majority of the outstanding shares entitled to vote or by the Board of Directors. Each director shall be elected for a term of one year and until his or her successor is elected and qualified, except as otherwise provided herein or required by law.

Whenever the authorized number of directors is increased within the limits specified between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.

Section 2.        Vacancies.

If the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his or her successor is elected and qualified.

Section 3.        Regular Meetings.

Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 4.        Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or by the Board of Directors and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five days before the meeting or by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than 24 hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 5.        Quorum.

A majority of the Whole Board shall constitute a quorum for all purposes at any meeting of the Board of Directors. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 6.        Participation in Meetings By Conference Telephone.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 7.        Conduct of Business.

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and, except as otherwise expressly required by law, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 8.        Compensation of Directors.

Unless otherwise restricted by the certificate of incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.

ARTICLE III — COMMITTEES

Section 1.        Committees of the Board of Directors.

The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 2.        Conduct of Business.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE IV — OFFICERS

Section 1.        Generally.

The officers of the Corporation shall consist of a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board of Directors.

Section 2.        Chairman of the Board.

The Chairman of the Board shall be appointed by the Board of Directors, and when present shall preside at all meetings of the stockholders and Board of Directors. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, he or she shall perform all duties and have all powers which are commonly incident to the office or which are delegated to him or her by the Board of Directors.

Section 3.        President.

The President shall be the chief operating officer of the Corporation. He or she shall have general responsibility for the management and control of the operations of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief operating officer or which are delegated to him or her by the Board of Directors. Subject to the direction of the Board of Directors and the Chairman of the Board, the President shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision of all of the other officers (other than the Chairman of the Board or any Vice Chairman), employees and agents of the Corporation.

Section 4.        Vice President.

Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President’s absence or disability.

Section 5.        Treasurer.

The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

Section 6.        Secretary.

The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 7.        Delegation of Authority.

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 8.        Removal.

Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

Section 9.        Action with Respect to Securities of Other Corporations.

Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

ARTICLE V — STOCK

Section 1.        Certificates of Stock.

Each holder of stock represented by certificates shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

Section 2.        Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved, if one has been issued, shall be surrendered for cancellation before a new certificate, if any, is issued therefor.

Section 3.        Record Date.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 3 at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the attention of the Secretary of the Corporation, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this paragraph). If no record date has been fixed by the Board of Directors within ten days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 4.        Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5.        Regulations.

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VI — NOTICES

Section 1.        Notices.

If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

Section 2.        Waivers.

A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened.

ARTICLE VII — MISCELLANEOUS

Section 1.        Facsimile Signatures.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 2.        Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 3.        Reliance upon Books, Reports and Records.

Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director, committee member or officer reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 4.        Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 5.        Time Periods.

In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

ARTICLE VIII — INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1.        Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2.        Right to Advancement of Expenses.

In addition to the right to indemnification conferred in Section 1 of this Article VIII, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

Section 3.        Right of Indemnitee to Bring Suit.

If a claim under Section 1 or 2 of this Article VIII is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 4.        Non-Exclusivity of Rights.

The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders or directors or otherwise.

Section 5.        Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6.        Indemnification of Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 7.        Nature of Rights.

The rights conferred upon indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

ARTICLE IX — AMENDMENTS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal these Bylaws subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the Bylaws; provided, however, that, with respect to the power of holders of capital stock to adopt, amend and repeal Bylaws of the Corporation, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any preferred stock, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 14, 2011.

Vote by Internet • Log on to the Internet and go to www.investorvote.com/CPRT • Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

U.S. Mail Voting Instructions

• Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Copart, Inc., c/o Paul A. Styer, 4665 Business Center Drive, Fairfield, California 94534

Annual Meeting Proxy Card	1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, A VOTE “FOR” PROPOSALS 2, 3 AND 5, AND A VOTE OF “1 YEAR” ON PROPOSAL 4.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	É
01 - Willis J. Johnson	☐	☐	02 - A. Jayson Adair	☐	☐	03 - Matt Blunt	☐	☐

04 - Steven D. Cohan	☐	☐	05 - Daniel J. Englander	☐	☐	06 - James E. Meeks	☐	☐

07 - Vincent W. Mitz	☐	☐

		For	Against	Abstain		For	Against	Abstain
2. To approve a change in our state of incorporation from California to Delaware.		☐	☐	☐	3. Advisory vote on executive compensation (say on pay vote).	☐	☐	☐

	1 Yr	2 Yrs	3 Yrs	Abstain		For	Against	Abstain
4. Advisory vote on the approval of the frequency of shareholder votes on executive compensation (say when on pay).	☐	☐	☐	☐	5. Ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the fiscal year ending July 31, 2012.	☐	☐	☐

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below.

Sign exactly as your name(s) appears on your stock certificate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc. are requested to so indicate when signing. If stock is registered in two names, both should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

01DMIKE	C 1234567890 J N T 1 U P X 1 2 4 1 5 5 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	É

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Copart, Inc.	É

Proxy for 2011 Annual Meeting of Shareholders
December 14, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COPART, INC.

The undersigned shareholder of Copart, Inc. (the “Company”) hereby revokes all previous proxies, acknowledges receipt of the notice of the 2011 Annual Meeting of Shareholders to be held on December 14, 2011, and the proxy statement and appoints A. Jayson Adair and Paul A. Styer or either of them, each with full power of substitution, as the proxy and attorney-in-fact of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the 2011 Annual Meeting of Shareholders of the Company to be held on Wednesday, December 14, 2011, at 9:00 a.m. Central Time, at 13747 Montfort Dr. Suite 310, Dallas, TX 75240, and any adjournment thereof, with the same effect as if the undersigned were present and voting such shares on the following matters and in the following manner set forth on the reverse side.

For the proposals on the reverse side, the board of directors recommends that you vote in “FOR” all of the nominees for director in Proposal 1, “FOR” Proposals 2, 3 and 5, and “FOR” every one year for Proposal 4. This Proxy, when properly executed, will be voted as specified on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED: “FOR” THE ELECTION OF THE DIRECTORS LISTED IN ITEM 1, “FOR” THE PROPOSAL LISTED IN ITEM 2, “FOR” THE PROPOSAL LISTED IN ITEM 3, “FOR” EVERY 1 YEAR OF THE PROPOSAL LISTED IN ITEM 4, AND “FOR” THE PROPOSAL LISTED IN ITEM 5; AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

SEE REVERSE SIDE

Non-Voting Items
Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right If you plan to attend the Annual Meeting.	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.